UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-22050

Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend and
Income Fund

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2021

Item 1. Reports to Stockholders

  Annual report

Closed-end fund

Delaware Enhanced Global Dividend and Income Fund

November 30, 2021

The figures in the annual report for Delaware Enhanced Global Dividend and Income Fund represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Delaware Enhanced Global Dividend and Income Fund (“DEX” or the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Plan”). The Fund currently makes monthly distributions to common shareholders at a targeted annual distribution rate of 7% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 7% of the prior three months’ average NAV per share, divided by 12. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow any discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so.

Under the Plan, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. The Fund will generally distribute amounts necessary to satisfy the terms of the Fund’s Plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code (the “Code”). Each monthly distribution to shareholders is expected to be at the fixed percentage described above, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

The Board may amend, suspend, or terminate the Fund’s Plan at any time without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The methodology for determining monthly distributions under the Plan will be reviewed at least annually by the Fund’s Board, and the Fund will continue to evaluate its distribution in light of ongoing market conditions. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain distributions under the Plan. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, portfolio companies suspending or decreasing corporate dividend distributions, and changes in the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions or from the terms of the Plan. The Fund’s total investment return on NAV is presented in its financial highlights table.

A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period, if applicable, is included in Other Fund Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund’s website at delawarefunds.com/about/press-releases-closed-end.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. These include the following investment advisors: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A. For more information, including press releases, please visit delawarefunds.com/closed-end.

Unless otherwise noted, views expressed herein are current as of November 30, 2021, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment, (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

All third-party marks cited are the property of their respective owners.

© 2022 Macquarie Management Holdings, Inc.

Portfolio management review (Unaudited)
Delaware Enhanced Global Dividend and Income Fund

December 7, 2021

Performance preview (for the year ended November 30, 2021)
Delaware Enhanced Global Dividend and Income Fund @ market price	1-year return	+9.39%
Delaware Enhanced Global Dividend and Income Fund @ NAV	1-year return	+9.95%
Lipper Closed-end Global Funds Average @ market price	1-year return	+26.48%
Lipper Closed-end Global Funds Average @ NAV	1-year return	+14.87%

Past performance does not guarantee future results.
Performance at market price will differ from performance at net asset value (NAV). Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s distribution rate.
For complete, annualized performance for Delaware Enhanced Global Dividend and Income Fund, please see the table on page 3.

For the fiscal year ended November 30, 2021, Delaware Enhanced Global Dividend and Income Fund returned +9.95% at net asset value (NAV) and +9.39% at market price (both figures reflect all distributions reinvested). For the Fund’s complete, annualized performance, please see the table on page 3.

The Fund underperformed its peer group, the Lipper Closed-end Global Funds Average, at both NAV and market price. The Lipper Closed-end Global Funds category includes other closed-end funds that invest at least 25% of their portfolios in securities traded outside the US and may own US securities as well. The Fund’s investment in fixed income securities may detract from its ability to outperform peers with few or no fixed income assets in their portfolios.

Economic backdrop

During the fiscal year, the Fund’s performance was positive during a period in which stocks rallied and the fixed income markets faced rising inflationary pressure and, consequently, rising yields. Volatility began to increase in the last three months of the period.

The Fund’s fiscal year began with a new wave of COVID-19-related lockdowns around the world but also with optimism as vaccinations began to roll out in December 2020. The shift of power to Democrats in the White House and Congress enabled further stimulus packages in 2021 despite Republican opposition. Rising demand led to supply bottlenecks and sharply rising energy prices. This price pressure contributed to the highest inflation rates in years and led to discussions about the US Federal Reserve’s tapering its monthly bond purchases. Accordingly, yields also rose significantly. In September 2021, the Fed began to speak officially about the possibility of starting to reduce the pace of its asset purchases in 2021 and finally, in its November meeting, it decided to begin implementing this tapering policy.

Developments in China also caused turbulence over the summer, with tough government regulatory measures against its own technology sector, the collapse of real estate giant Evergrande, and electricity shortages in the country that led to power rationing.

After seven positive months, stock markets recorded their first monthly loss in September 2021 in the face of various uncertainties, including the US debt ceiling debate. This debate ended with, at least, the temporary postponement of a government shutdown. Against the backdrop of strong third-quarter earnings results, equities again reached new highs before a new, worrying COVID-19 variant, Omicron, was detected at the end of November, causing another setback for equities.

Individual contributors and detractors

During the fiscal year, individual international equity investments were both the largest contributors and detractors, with most equity positions gaining value. Within the Fund’s international equity subportfolio, the pharmaceutical company Novo Nordisk A/S (average weight of approximately 1.5% of gross assets) and the beverage company Diageo PLC (average weight of roughly 1.7% of gross assets) were the largest contributors to the Fund’s performance. In contrast, healthcare company Fresenius Medical Care AG & Co. KGaA (average weight of approximately 1.3% of gross assets) and chemical company Kao Corp. (average weight of roughly 0.7% of gross assets) detracted the most from the Fund’s performance.

Portfolio positioning

We regularly invest across multiple asset classes, searching for securities that offer a competitive yield and the opportunity for dividend growth. We also prioritize managing downside risk while seeking to limit any capital losses. Our asset shifts throughout the fiscal year reflected these priorities.

The Fund’s largest allocation was in high yield bonds; however, we reduced the Fund’s exposure to this asset class in several steps throughout the fiscal year. After we had run a significant position in the Fund, the spread tightening reduced the risk-adjusted attractiveness of high yield bonds. Thus, within higher yielding fixed income assets, we saw more value in emerging markets debt and consequently we increased the Fund’s allocation to this asset class. Moreover, we slightly reduced the Fund’s allocation to convertible

Portfolio management review (Unaudited)
Delaware Enhanced Global Dividend and Income Fund

bonds. We reduced the total fixed income allocation over the fiscal year, against the backdrop of a rising yield environment.

In return, we increased the allocation to equities, seeing more value within this asset class compared with fixed income. Within equities, our focus remained on international equities. While we slightly reduced the Fund’s allocation to US equities, we opened a position in emerging markets equities in the second half of the fiscal year. Within US large-cap equities, we slightly shifted the Fund’s factor exposure from value toward quality and income stocks.

Since the Fund’s shares at market price traded with a large discount compared with their net asset value, we believed it was an appropriate use of capital to buy back a portion of outstanding shares in November 2021.

During the fiscal year, the Fund used foreign currency exchange contracts to facilitate the purchase and sale of securities, and credit default swap (CDS) contracts to hedge against credit events. These derivative securities did not have a material effect on performance during the fiscal year.

The Fund’s use of leverage – a portfolio management tool designed to obtain a potentially higher return on the Fund’s investments – added to performance in light of the stock market’s increase. Leverage magnifies the effect of gains and losses. As a result, leverage added to the Fund’s results in a positive market environment.

Our approach

The growth outlook at the end of the Fund’s fiscal year has become opaque, in our view, against the backdrop of once again sharply rising COVID-19 infections in several countries around the world and the appearance of the Omicron variant. As of fiscal year end, it was suspected that the new variant could be more infectious than previous variants and could therefore lead to a new wave of restrictive measures, which would be harmful for the economic outlook.

As inflation remained an issue and the labor market continued to improve, the Fed began tapering its asset purchases in November and indicated that it could tighten monetary policy more rapidly than previously assumed. Whether or not the economy will stay on the path to recovery, in our opinion, will be heavily dependent on how the COVID-19 situation and monetary policy evolve over the coming months.

In our view, a thoughtful active management approach is needed given increased uncertainty. We believe vigilant and continuous assessment of the current market environment offers opportunities to take advantage of market dislocations and may help us achieve what we consider to be attractive risk-adjusted returns through an active focus on portfolio risk and diversification.

We continue to focus on delivering income while actively managing risk. The Fund, therefore, seeks to deliver returns that are derived from tactical asset allocation decisions as well as from active management of individual asset classes and investment styles. We manage the Fund based on the assumption that investors should keep a global perspective when evaluating potential investment opportunities, and as a result we continue to include investment possibilities from around the globe within the Fund.

Performance summary (Unaudited)
Delaware Enhanced Global Dividend and Income Fund

The performance quoted represents past performance and does not guarantee future results. Investment return, principal value, and market value of an investment will fluctuate so that shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the most recent performance data by calling 866 437-0252 or visiting our website at delawarefunds.com/closed-end.

Fund performance
Average annual total returns through November 30, 2021	1 year	5 year	10 year	Lifetime
At market price (inception date June 29, 2007)	+9.39%	+9.24%	+7.64%	+5.01%
At net asset value (inception date June 29, 2007)	+9.95%	+7.42%	+8.14%	+5.63%

Diversification may not protect against market risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

The Fund borrows through a line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. In addition, the leverage through the line of credit is dependent on the credit provider’s ability to fulfill its contractual obligations.

To the extent the Fund engages in option overwriting, it may receive less total return in certain periods and in other periods greater total return from its option overwriting strategy.

The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading, and resultant dividends may not be qualified dividends eligible to individuals for reduced federal income tax rates.

(continues)                    3

Performance summary (Unaudited)
Delaware Enhanced Global Dividend and Income Fund

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Closed-end fund shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation or any other government agency.

Closed-end funds, unlike open-end funds, are not continuously offered. After being issued during a one-time-only public offering, shares of closed-end funds are sold in the open market through a securities exchange. Net asset value (NAV) is calculated by subtracting total liabilities by total assets, then dividing by the number of shares outstanding. At the time of sale, your shares may have a market price that is above or below NAV, and may be worth more or less than your original investment.

The Fund may make distributions of ordinary income and capital gains at calendar year end. Those distributions temporarily cause extraordinarily high yields. There is no assurance that a Fund will repeat that yield in the future. Subsequent monthly distributions that do not include ordinary income or capital gains in the form of dividends will likely be lower.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 4.50%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception.

Past performance does not guarantee future results.

Fund basics
As of November 30, 2021

Fund objectives	Fund start date
The Fund’s primary investment objective is to seek current income, with a secondary objective of capital appreciation.	June 29, 2007

Total net assets	NYSE symbol
$119.4 million	DEX

Number of holdings
479

Market price versus net asset value (see notes below and on next page)

November 30, 2020 through November 30, 2021

For period beginning November 30, 2020 through November 30, 2021	Starting value	Ending value
Delaware Enhanced Global Dividend and Income Fund @ NAV	$10.40	$10.65
Delaware Enhanced Global Dividend and Income Fund @ market price	$9.60	$9.78

Past performance does not guarantee future results.

Performance of a $10,000 investment

For period beginning November 30, 2011 through November 30, 2021

For period beginning November 30, 2011 through November 30, 2021	Starting value	Ending value
Lipper Closed-end Global Funds Average @ market price	$10,000	$27,475
Lipper Closed-end Global Funds Average @ NAV	$10,000	$22,654
Delaware Enhanced Global Dividend and Income Fund @ NAV	$10,000	$21,873
Delaware Enhanced Global Dividend and Income Fund @ market price	$10,000	$20,878

The “Performance of a $10,000 investment” graph assumes $10,000 invested in the Fund on November 30, 2011 and includes the reinvestment of all distributions at market value. The graph assumes $10,000 in the Lipper Closed-end Global Funds Average at market price and at NAV.

Performance of the Fund and the Lipper peer group at market value is based on market performance during the period. Performance of the Fund and the Lipper peer group at NAV is based on the fluctuations in NAV during the period. Delaware Enhanced Global Dividend and Income

(continues)                    5

Performance summary (Unaudited)
Delaware Enhanced Global Dividend and Income Fund

Fund was initially offered with a sales charge of 4.50%. For market price, performance shown in both graphs above does not include fees, the initial sales charge, or any brokerage commissions for purchases. For NAV, performance shown in both graphs above includes fees, but does not include the initial sales charge or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

The Lipper Closed-end Global Funds Average represents the average return of closed-end funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own US securities as well (source: Lipper).

Market price is the price an investor would pay for shares of the Fund on the secondary market.

NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Past performance does not guarantee future results.

Security type / sector and country allocations
Delaware Enhanced Global Dividend and Income Fund

As of November 30, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Convertible Bonds	10.32%
Basic Industry	0.21%
Brokerage	0.52%
Capital Goods	0.70%
Communications	1.49%
Consumer Cyclical	0.63%
Consumer Non-Cyclical	2.55%
Electric	0.38%
Energy	0.67%
Real Estate Investment Trusts	0.51%
Technology	2.06%
Transportation	0.60%
Corporate Bonds	49.85%
Automotive	1.24%
Banking	2.51%
Basic Industry	5.29%
Capital Goods	2.50%
Communications	3.19%
Consumer Cyclical	5.91%
Consumer Non-Cyclical	1.91%
Electric	0.57%
Energy	8.16%
Financials	2.40%
Healthcare	3.91%
Insurance	1.05%
Media	4.72%
Real Estate	0.16%
REIT Hotel	0.22%
REIT Self-Storage	0.57%
Services	0.72%
Technology	1.20%
Transportation	1.26%
Utilities	2.36%
Sovereign Bonds	8.11%
Armenia	0.15%
Brazil	0.14%
Chile	0.10%
Colombia	0.44%
Dominican Republic	0.46%
Egypt	0.57%
Gabon	0.16%
Honduras	0.29%
Indonesia	0.13%
Ivory Coast	0.61%
Kenya	0.16%
Malaysia	0.24%
Mongolia	0.17%
Morocco	0.49%
North Macedonia	0.18%
Pakistan	0.16%
Panama	0.23%
Paraguay	0.53%
Peru	0.73%
Senegal	0.25%
Serbia	0.43%
South Africa	0.17%
Turkey	0.16%
Ukraine	0.24%
Uruguay	0.32%
Uzbekistan	0.60%
Supranational Banks	0.72%
Common Stock	62.38%
Communication Services	5.78%
Consumer Discretionary	8.34%
Consumer Staples	14.62%
Energy	2.25%
Financials	3.55%
Healthcare	10.05%
Industrials	3.50%
Information Technology	10.48%
Materials	2.43%
REIT Diversified	0.03%
REIT Healthcare	0.06%
REIT Mall	0.01%
REIT Multifamily	0.41%
REIT Self-Storage	0.05%
Utilities	0.82%
Convertible Preferred Stock	2.51%
Exchange-Traded Funds	0.73%
Limited Partnerships	2.13%
Leveraged Non-Recourse Security	0.00%
Short-Term Investments	6.16%

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Security type / sector and country allocations
Delaware Enhanced Global Dividend and Income Fund

Percentage
Security type / sector	of net assets
Total Value of Securities	142.91%
Borrowings Under Line of Credit	(44.22%)
Receivables and Other Assets Net of
Liabilities	1.31%
Total Net Assets	100.00%

Percentage
Country*	of net assets
Armenia	0.15%
Brazil	0.79%
Canada	1.62%
Chile	0.73%
China	1.87%
China/Hong Kong	0.05%
Colombia	1.13%
Denmark	1.93%
Dominican Republic	0.46%
Egypt	0.57%
France	7.00%
Gabon	0.16%
Georgia	0.18%
Germany	5.54%
Honduras	0.29%
Hong Kong	0.35%
India	1.39%
Indonesia	0.73%
Ivory Coast	0.61%
Japan	4.93%
Kazakhstan	0.74%
Kenya	0.16%
Kuwait	0.20%
Luxembourg	0.69%
Malaysia	0.41%
Mexico	0.97%
Mongolia	0.17%
Morocco	0.65%
Netherlands	1.57%
North Macedonia	0.18%
Oman	0.18%
Pakistan	0.16%
Panama	0.39%
Paraguay	0.81%
Peru	0.76%
Puerto Rico	0.58%
Qatar	0.35%
Republic of Korea	1.99%
Republic of Vietnam	0.40%
Russia	0.59%
Senegal	0.25%
Serbia	0.43%
South Africa	0.17%
Spain	1.72%
Supranational	0.72%
Sweden	3.44%

Percentage
Country*	of net assets
Switzerland	5.95%
Taiwan	1.62%
Tanzania	0.17%
Thailand	0.04%
Turkey	0.19%
Ukraine	0.39%
United Arab Emirates	0.71%
United Kingdom	5.24%
United States	71.77%
Uruguay	0.32%
Uzbekistan	0.60%
Zambia	0.59%
Total	136.75%

*	Allocation includes all investments except for short-term.

The percentage of net assets exceeds 100.00% because the Fund utilizes a line of credit with The Bank of New York Mellon, as described in Note 7 in “Notes to financial statements.” The Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives through the use of such techniques.

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Schedule of investments
Delaware Enhanced Global Dividend and Income Fund

November 30, 2021

	Principal
	amount°	Value (US $)
Convertible Bonds – 10.32%~
Basic Industry – 0.21%
Ivanhoe Mines 144A
2.50% exercise price
$7.43, maturity date
4/15/26 #	189,000	$249,097
		249,097
Brokerage – 0.52%
FTI Consulting 2.00%
exercise price
$101.38, maturity
date 8/15/23	233,000	347,986
Repay Holdings 144A
0.324% exercise price
$33.60, maturity date
2/1/26 #, ^	323,000	271,512
		619,498
Capital Goods – 0.70%
Chart Industries 144A
1.00% exercise price
$58.73, maturity date
11/15/24 #	175,000	526,969
Kaman 3.25% exercise
price $65.26, maturity
date 5/1/24	306,000	307,989
		834,958
Communications – 1.49%
Cable One 144A 1.125%
exercise price
$2,275.83, maturity
date 3/15/28 #	376,000	375,756
DISH Network 3.375%
exercise price $65.18,
maturity date 8/15/26	381,000	352,140
InterDigital 2.00%
exercise price $81.29,
maturity date 6/1/24	408,000	443,955
Liberty Broadband 144A
1.25% exercise price
$900.01, maturity
date 9/30/50 #	406,000	404,376
Liberty Latin America
2.00% exercise price
$20.65, maturity date
7/15/24	203,000	200,589
		1,776,816
Consumer Cyclical – 0.63%
Cheesecake Factory
0.375% exercise price
$78.40, maturity date
6/15/26	232,000	206,837
Ford Motor 144A 0.00%
exercise price $17.49,
maturity date
3/15/26 #, ^	249,000	324,011
FuboTV 144A 3.25%
exercise price $57.78,
maturity date
2/15/26 #	256,000	221,492
		752,340
Consumer Non-Cyclical – 2.55%
BioMarin Pharmaceutical
0.599% exercise price
$124.67, maturity
date 8/1/24	280,000	289,082
Chefs’ Warehouse
1.875% exercise price
$44.20, maturity date
12/1/24	407,000	426,866
Chegg 3.90% exercise
price $107.55,
maturity date
9/1/26 ^	239,000	196,817
Coherus Biosciences
1.50% exercise price
$19.26, maturity date
4/15/26	259,000	313,390
Collegium
Pharmaceutical
2.625% exercise price
$29.19, maturity date
2/15/26	288,000	273,060
Integra
LifeSciences Holdings
0.50% exercise price
$73.67, maturity date
8/15/25	393,000	417,405
Ionis Pharmaceuticals
0.125% exercise price
$83.28, maturity date
12/15/24	275,000	244,089

	Principal
	amount°	Value (US $)
Convertible Bonds~ (continued)
Consumer Non-Cyclical (continued)
Jazz Investments I 2.00%
exercise price
$155.81, maturity
date 6/15/26	264,000	$293,700
Neurocrine Biosciences
2.25% exercise price
$75.92, maturity date
5/15/24	106,000	130,976
Paratek Pharmaceuticals
4.75% exercise price
$15.90, maturity date
5/1/24	503,000	460,698
		3,046,083
Electric – 0.38%
NextEra Energy Partners
144A 0.357% exercise
price $76.10, maturity
date 11/15/25 #, ^	143,000	164,378
NRG Energy 2.75%
exercise price $44.89,
maturity date 6/1/48	262,000	290,034
		454,412
Energy – 0.67%
Cheniere Energy 4.25%
exercise price
$138.38, maturity
date 3/15/45	495,000	423,898
Helix Energy Solutions
Group 6.75% exercise
price $6.97, maturity
date 2/15/26	399,000	384,520
		808,418
Real Estate Investment Trusts – 0.51%
Blackstone Mortgage
Trust 4.75% exercise
price $36.23, maturity
date 3/15/23	333,000	340,850
Summit Hotel Properties
1.50% exercise price
$11.99, maturity date
2/15/26	269,000	270,922
		611,772
Technology – 2.06%
Microchip Technology
1.625% exercise price
$46.92, maturity date
2/15/27	171,000	408,676
ON Semiconductor
1.625% exercise price
$20.72, maturity date
10/15/23	235,000	698,391
Palo Alto Networks
0.75% exercise price
$266.35, maturity
date 7/1/23	189,000	389,529
Quotient Technology
1.75% exercise price
$17.36, maturity date
12/1/22	423,000	419,599
Travere Therapeutics
2.50% exercise price
$38.80, maturity date
9/15/25	294,000	307,965
Vishay Intertechnology
2.25% exercise price
$31.32, maturity date
6/15/25	228,000	233,014
		2,457,174
Transportation – 0.60%
Seaspan 144A 3.75%
exercise price $13.01,
maturity date
12/15/25 #	352,000	420,112
Spirit Airlines 1.00%
exercise price $49.07,
maturity date 5/15/26	330,000	293,040
		713,152
Total Convertible Bonds
(cost $10,907,534)		12,323,720

Corporate Bonds – 49.85%~
Automotive – 1.24%
Allison Transmission
144A 5.875%
6/1/29 #	715,000	765,050
Ford Motor Credit
3.375% 11/13/25	700,000	715,876
		1,480,926

Schedule of investments
Delaware Enhanced Global Dividend and Income Fund

	Principal
	amount°	Value (US $)
Corporate Bonds~ (continued)
Banking – 2.51%
Banco Continental 144A
2.75% 12/10/25 #	200,000	$195,771
Banco Nacional de
Panama 144A 2.50%
8/11/30 #	200,000	186,814
Bank of Georgia 144A
6.00% 7/26/23 #	200,000	213,579
BBVA Bancomer 144A
5.125% 1/18/33 #, µ	200,000	204,130
Development Bank of
Kazakhstan 144A
10.95% 5/6/26 # KZT	100,000,000	226,489
Morgan Stanley 5.875%
9/15/26 µ, ψ	920,000	1,037,427
NBK SPC 144A 1.625%
9/15/27 #, µ	240,000	234,459
Popular 6.125%
9/14/23	655,000	697,696
		2,996,365
Basic Industry – 5.29%
AngloGold Ashanti
Holdings 3.75%
10/1/30	200,000	199,291
Artera Services 144A
9.033% 12/4/25 #	640,000	644,720
Avient 144A 5.75%
5/15/25 #	188,000	195,062
Boise Cascade 144A
4.875% 7/1/30 #	18,000	18,907
Chemours 144A 5.75%
11/15/28 #	350,000	359,340
Corp Nacional del Cobre
de Chile 144A 3.15%
1/14/30 #	250,000	254,954
First Quantum Minerals
144A 7.25% 4/1/23 #	340,000	346,805
144A 7.50% 4/1/25 #	345,000	354,857
Freeport-McMoRan
5.45% 3/15/43	400,000	493,754
INEOS Quattro Finance 2
144A 3.375%
1/15/26 #	400,000	398,634
Koppers 144A 6.00%
2/15/25 #	484,000	493,542
New Gold 144A 7.50%
7/15/27 #	335,000	351,231
NOVA Chemicals
144A 4.25%
5/15/29 #	360,000	353,479
144A 5.00% 5/1/25 #	285,000	299,130
OCP 144A 3.75%
6/23/31 #	200,000	193,380
Olin
5.00% 2/1/30	380,000	397,546
5.125% 9/15/27	478,000	493,322
Univar Solutions USA
144A 5.125%
12/1/27 #	305,000	319,308
Vale Overseas 3.75%
7/8/30	150,000	151,018
		6,318,280
Capital Goods – 2.50%
Ardagh Packaging
Finance 144A 5.25%
8/15/27 #	330,000	324,217
Cemex 144A 5.20%
9/17/30 #	200,000	211,398
Intertape Polymer Group
144A 4.375%
6/15/29 #	390,000	386,771
Madison IAQ 144A
5.875% 6/30/29 #	295,000	284,280
State Agency of Roads of
Ukraine 144A 6.25%
6/24/28 #	200,000	183,380
Terex 144A 5.00%
5/15/29 #	405,000	413,120
TK Elevator US Newco
144A 5.25%
7/15/27 #	670,000	682,371
TransDigm 144A 6.25%
3/15/26 #	288,000	299,215
UltraTech Cement 144A
2.80% 2/16/31 #	200,000	193,776
		2,978,528
Communications – 3.19%
Altice Financing 144A
5.00% 1/15/28 #	200,000	187,468
Altice France 144A
5.50% 10/15/29 #	420,000	406,119
Altice France Holding
144A 6.00%
2/15/28 #	680,000	636,623
Consolidated
Communications
144A 5.00%
10/1/28 #	165,000	162,690
144A 6.50%
10/1/28 #	165,000	171,600

	Principal
	amount°	Value (US $)
Corporate Bonds~ (continued)
Communications (continued)
Frontier Communications
Holdings
144A 5.875%
10/15/27 #	325,000	$336,141
144A 6.75% 5/1/29 #	295,000	304,145
Millicom International
Cellular 144A 4.50%
4/27/31 #	200,000	199,507
Ooredoo International
Finance 144A 5.00%
10/19/25 #	200,000	225,503
T-Mobile USA
2.625% 4/15/26	190,000	190,356
3.375% 4/15/29	190,000	191,470
3.50% 4/15/31	110,000	112,000
VTR Comunicaciones
144A 4.375%
4/15/29 #	200,000	199,480
Zayo Group Holdings
144A 6.125%
3/1/28 #	510,000	481,274
		3,804,376
Consumer Cyclical – 5.91%
Bath & Body Works
6.875% 11/1/35	365,000	439,009
6.95% 3/1/33	244,000	277,787
Boyd Gaming 4.75%
12/1/27	151,000	153,464
Caesars Entertainment
144A 6.25% 7/1/25 #	660,000	686,987
Carnival
144A 5.75% 3/1/27 #	680,000	666,077
144A 7.625%
3/1/26 #	490,000	503,475
Hilton Domestic
Operating 144A
4.00% 5/1/31 #	605,000	607,080
Hilton Worldwide Finance
4.875% 4/1/27	435,000	446,926
Hutama Karya Persero
144A 3.75%
5/11/30 #	400,000	428,455
Levi Strauss & Co. 144A
3.50% 3/1/31 #	322,000	327,844
MGM Resorts
International 4.75%
10/15/28	140,000	143,104
Murphy Oil USA 144A
3.75% 2/15/31 #	330,000	318,450
Royal Caribbean Cruises
144A 5.50% 4/1/28 #	690,000	672,598
Scientific Games
International 144A
8.25% 3/15/26 #	292,000	307,714
Six Flags Entertainment
144A 4.875%
7/31/24 #	205,000	206,794
Wyndham Hotels &
Resorts 144A 4.375%
8/15/28 #	858,000	867,816
		7,053,580
Consumer Non-Cyclical – 1.91%
Aramark Services 144A
5.00% 2/1/28 #	530,000	533,684
JBS USA LUX
144A 6.50%
4/15/29 #	360,000	394,990
144A 6.75%
2/15/28 #	40,000	43,189
Kraft Heinz Foods 5.20%
7/15/45	260,000	331,547
Legends Hospitality
Holding 144A 5.00%
2/1/26 #	210,000	212,450
Post Holdings
144A 5.625%
1/15/28 #	400,000	412,362
144A 5.75% 3/1/27 #	345,000	355,824
		2,284,046
Electric – 0.57%
Azure Power Energy
144A 3.575%
8/19/26 #	200,000	201,350
Mong Duong Finance
Holdings 144A
5.125% 5/7/29 #	500,000	484,203
		685,553
Energy – 8.16%
Ascent Resources Utica
Holdings
144A 5.875%
6/30/29 #	320,000	315,728
144A 7.00%
11/1/26 #	150,000	152,474
CNX Midstream Partners
144A 4.75%
4/15/30 #	145,000	143,027

Schedule of investments
Delaware Enhanced Global Dividend and Income Fund

	Principal
	amount°	Value (US $)
Corporate Bonds~ (continued)
Energy (continued)
CNX Resources
144A 6.00%
1/15/29 #	350,000	$358,795
144A 7.25%
3/14/27 #	165,000	174,542
Crestwood Midstream
Partners 144A 6.00%
2/1/29 #	373,000	378,052
DCP Midstream
Operating 5.125%
5/15/29	495,000	549,796
Ecopetrol 4.625%
11/2/31	450,000	431,104
EQM Midstream Partners
144A 4.75%
1/15/31 #	210,000	212,533
144A 6.50% 7/1/27 #	355,000	384,218
Galaxy Pipeline Assets
Bidco 144A 2.16%
3/31/34 #	245,000	238,747
Genesis Energy
7.75% 2/1/28	490,000	480,224
8.00% 1/15/27	360,000	357,766
Geopark 144A 5.50%
1/17/27 #	200,000	189,973
KazMunayGas National
144A 5.375%
4/24/30 #	216,000	248,284
Murphy Oil 6.375%
7/15/28	600,000	619,857
NuStar Logistics 5.625%
4/28/27	402,000	411,413
Occidental Petroleum
6.45% 9/15/36	155,000	192,707
6.60% 3/15/46	380,000	484,500
6.625% 9/1/30	210,000	252,259
PDC Energy 5.75%
5/15/26	403,000	407,788
Petronas Capital 144A
2.48% 1/28/32 #	200,000	200,342
Qatar Energy 144A
2.25% 7/12/31 #	200,000	197,008
Southwestern Energy
7.75% 10/1/27	330,000	354,338
Targa Resources Partners
5.375% 2/1/27	708,000	724,964
TechnipFMC 144A
6.50% 2/1/26 #	660,000	699,326
Tengizchevroil Finance
Co. International 144A
2.625% 8/15/25 #	400,000	403,100
Western Midstream
Operating 4.75%
8/15/28	170,000	185,463
		9,748,328
Financials – 2.40%
Ally Financial
4.70% 5/15/26 µ, ψ	345,000	356,859
8.00% 11/1/31	250,000	353,890
Castlelake Aviation
Finance 144A 5.00%
4/15/27 #	390,000	386,014
DAE Funding 144A
1.55% 8/1/24 #	200,000	196,677
DAE Sukuk Difc 144A
3.75% 2/15/26 #	400,000	415,128
Hightower Holding 144A
6.75% 4/15/29 #	220,000	222,720
Midcap Financial Issuer
Trust 144A 6.50%
5/1/28 #	405,000	413,945
MSCI 144A 3.625%
11/1/31 #	325,000	331,172
XP 144A 3.25% 7/1/26 #	200,000	189,919
		2,866,324
Healthcare – 3.91%
Bausch Health 144A
6.25% 2/15/29 #	630,000	572,040
Centene
3.375% 2/15/30	535,000	539,514
4.625% 12/15/29	360,000	385,727
Community Health
Systems
144A 4.75%
2/15/31 #	220,000	217,044
144A 6.625%
2/15/25 #	305,000	316,724
DaVita 144A 4.625%
6/1/30 #	300,000	296,760
Encompass Health
5.75% 9/15/25	361,000	368,548
HCA
5.875% 2/15/26	166,000	186,277
7.58% 9/15/25	194,000	230,930
Ortho-Clinical
Diagnostics 144A
7.25% 2/1/28 #	168,000	176,712
Service Corp
International 4.00%
5/15/31	635,000	634,644

	Principal
	amount°	Value (US $)
Corporate Bonds~ (continued)
Healthcare (continued)
Tenet Healthcare
144A 4.25% 6/1/29 #	360,000	$357,007
144A 6.125%
10/1/28 #	380,000	388,626
		4,670,553
Insurance – 1.05%
HUB International 144A
5.625% 12/1/29 #	265,000	264,886
Sagicor Financial 144A
5.30% 5/13/28 #	200,000	206,442
USI 144A 6.875%
5/1/25 #	782,000	785,609
		1,256,937
Media – 4.72%
AMC Networks 4.25%
2/15/29	805,000	787,157
CCO Holdings
144A 4.50%
8/15/30 #	380,000	383,686
4.50% 5/1/32	85,000	84,772
144A 5.125%
5/1/27 #	250,000	257,750
144A 5.375%
6/1/29 #	285,000	301,967
Clear Channel Outdoor
Holdings 144A 7.50%
6/1/29 #	215,000	221,277
CSC Holdings
144A 3.375%
2/15/31 #	900,000	823,896
144A 5.00%
11/15/31 #	325,000	304,449
Gray Television 144A
4.75% 10/15/30 #	750,000	724,099
Nielsen Finance
144A 4.50%
7/15/29 #	90,000	87,164
144A 4.75%
7/15/31 #	305,000	296,329
Sinclair Television Group
144A 5.125%
2/15/27 #	453,000	420,520
Sirius XM Radio 144A
4.00% 7/15/28 #	605,000	599,325
Terrier Media Buyer 144A
8.875% 12/15/27 #	325,000	345,164
		5,637,555
Real Estate – 0.16%
Corp Inmobiliaria Vesta
144A 3.625%
5/13/31 #	200,000	195,340
		195,340
REIT Hotel – 0.22%
MGM Growth Properties
Operating Partnership
144A 3.875%
2/15/29 #	35,000	36,812
5.75% 2/1/27	195,000	221,044
		257,856
REIT Self-Storage – 0.57%
Iron Mountain 144A
4.50% 2/15/31 #	695,000	683,515
		683,515
Services – 0.72%
Prime Security Services
Borrower 144A 5.75%
4/15/26 #	495,000	524,591
United Rentals North
America 3.875%
2/15/31	330,000	331,547
		856,138
Technology – 1.20%
Go Daddy Operating
144A 3.50% 3/1/29 #	355,000	338,329
SS&C Technologies 144A
5.50% 9/30/27 #	1,055,000	1,097,912
		1,436,241
Transportation – 1.26%
Delta Air Lines 7.375%
1/15/26	467,000	540,672
Mileage Plus Holdings
144A 6.50%
6/20/27 #	330,000	352,864
Rutas 2 and 7 Finance
144A 3.413%
9/30/36 #, ^	200,000	147,899
United Airlines
144A 4.375%
4/15/26 #	120,000	120,711
144A 4.625%
4/15/29 #	150,000	149,475
VistaJet Malta Finance
144A 10.50%
6/1/24 #	180,000	192,986
		1,504,607

Schedule of investments
Delaware Enhanced Global Dividend and Income Fund

		Principal
		amount°	Value (US $)
Corporate Bonds~ (continued)
Utilities – 2.36%
Calpine
144A 5.00% 2/1/31 #		645,000	$621,735
144A 5.25% 6/1/26 #		215,000	220,308
Clean Renewable Power
Mauritius 144A
4.25% 3/25/27 #		200,000	203,611
GFL Environmental 144A
3.75% 8/1/25 #		130,000	131,799
Infraestructura Energetica
Nova 144A 3.75%
1/14/28 #		200,000	208,440
NRG Energy 144A
3.625% 2/15/31 #		700,000	666,064
Oryx Funding 144A
5.80% 2/3/31 #		200,000	208,867
PG&E 5.25% 7/1/30		200,000	205,334
Vistra Operations 144A
4.375% 5/1/29 #		360,000	353,907
			2,820,065
Total Corporate Bonds
(cost $59,032,668)			59,535,113

Sovereign Bonds – 8.11%Δ
Armenia – 0.15%
Republic of Armenia
International Bond
144A 3.60% 2/2/31 #		200,000	184,000
			184,000
Brazil – 0.14%
Brazil Notas do Tesouro
Nacional Serie F
10.00% 1/1/27	BRL	1,000,000	169,535
			169,535
Chile – 0.10%
Bonos de la Tesoreria de
la Republica en pesos
144A 2.80% 10/1/33 #	CLP	85,000,000	75,522
5.00% 3/1/35	CLP	35,000,000	38,650
			114,172
Colombia – 0.44%
Colombia Government
International Bonds
4.125% 2/22/42		217,000	184,571
5.20% 5/15/49		200,000	186,692
Columbian Government
Bond 7.00% 6/30/32	COP	703,600,000	158,847
			530,110
Dominican Republic – 0.46%
Dominican Republic
International Bonds
144A 4.875%
9/23/32 #		550,000	548,631
			548,631
Egypt – 0.57%
Egypt Government
International Bonds
144A 3.875%
2/16/26 #		400,000	362,557
7.903% 2/21/48		400,000	322,760
			685,317
Gabon – 0.16%
Gabon Government
International Bond
144A 6.625% 2/6/31 #		200,000	188,240
			188,240
Honduras – 0.29%
Honduras Government
International Bond
144A 5.625%
6/24/30 #		350,000	348,254
			348,254
Indonesia – 0.13%
Indonesia Treasury Bond
6.125% 5/15/28	IDR	2,154,000,000	153,137
			153,137
Ivory Coast – 0.61%
Ivory Coast Government
International Bonds
144A 6.125%
6/15/33 #		600,000	614,559
144A 6.875%
10/17/40 #	EUR	100,000	115,752
			730,311
Kenya – 0.16%
Republic of Kenya
Government
International Bond
6.30% 1/23/34		200,000	190,727
			190,727
Malaysia – 0.24%
Malaysia Government
Bond
3.955% 9/15/25	MYR	1,174,000	289,525
			289,525

		Principal
		amount°	Value (US $)
Sovereign BondsΔ (continued)
Mongolia – 0.17%
Mongolia Government
International Bond
144A 5.125% 4/7/26 #		200,000	$205,623
			205,623
Morocco – 0.49%
Morocco Government
International Bond
144A 2.375%
12/15/27 #		600,000	580,728
			580,728
North Macedonia – 0.18%
North Macedonia
Government
International Bond
144A 1.625%
3/10/28 #	EUR	200,000	212,290
			212,290
Pakistan – 0.16%
Pakistan Water & Power
Development Authority
7.50% 6/4/31		200,000	193,414
			193,414
Panama – 0.23%
Panama Bonos del Tesoro
3.362% 6/30/31		200,000	200,900
Panama Government
International Bond
144A 3.75%
4/17/26 #		67,000	71,134
			272,034
Paraguay – 0.53%
Paraguay Government
International Bonds
144A 2.739%
1/29/33 #		200,000	188,752
144A 4.95% 4/28/31 #		400,000	441,504
			630,256
Peru – 0.73%
Peru Government Bond
6.95% 8/12/31	PEN	1,633,000	431,140
Peruvian Government
International Bond
2.392% 1/23/26		433,000	440,292
			871,432
Senegal – 0.25%
Senegal Government
International Bond
144A 6.25% 5/23/33 #		300,000	301,893
			301,893
Serbia – 0.43%
Serbia International
Bonds
144A 1.00% 9/23/28 #	EUR	200,000	211,708
2.125% 12/1/30		200,000	183,043
144A 3.125%
5/15/27 #	EUR	100,000	119,849
			514,600
South Africa – 0.17%
Republic of South Africa
Government
International Bond
4.85% 9/30/29		200,000	201,767
			201,767
Turkey – 0.16%
Turkiye Ihracat Kredi
Bankasi
144A 5.75% 7/6/26 #		200,000	188,828
			188,828
Ukraine – 0.24%
Ukraine Government
International Bond
144A 6.876%
5/21/29 #		300,000	280,073
			280,073
Uruguay – 0.32%
Uruguay Government
International Bond
9.875% 6/20/22	UYU	16,560,000	379,805
			379,805
Uzbekistan – 0.60%
Republic of Uzbekistan
International Bonds
144A 3.90%
10/19/31 #		200,000	189,013
144A 5.375%
2/20/29 #		500,000	531,135
			720,148
Total Sovereign Bonds
(cost $10,246,509)			9,684,850

Schedule of investments
Delaware Enhanced Global Dividend and Income Fund

		Principal
		amount°	Value (US $)
Supranational Banks – 0.72%
Banque Ouest Africaine
de Developpement
144A 4.70%
10/22/31 #		400,000	$435,160
Central American Bank
For Economic
Integration
144A 2.00% 5/6/25 #		200,000	203,559
European Investment
Bank
5.50% 1/23/23	MXN	4,734,000	216,560
Total Supranational Banks
(cost $846,686)			855,279

		Number of
		shares
Common Stock – 62.38%~
Communication Services – 5.78%
Alphabet Class A †		19	53,921
Alphabet Class C †		27	76,924
America Movil ADR Class L		3,252	56,650
AT&T		22,486	513,355
Baidu ADR †		871	130,511
Century Communications =, †		125,000	0
Comcast Class A		4,800	239,904
Grupo Televisa ADR		9,346	85,890
KDDI		41,200	1,195,425
LG Uplus		5,829	66,336
Mail.Ru Group GDR †		1,295	21,678
Meta Platforms Class A †		220	71,381
NAVER		346	110,461
Orange		103,710	1,114,961
Publicis Groupe		14,040	908,511
SK Square †		4,483	256,624
SK Telecom		6,936	317,597
Take-Two Interactive
Software †		250	41,470
Telefonica Brasil ADR		3,610	31,876
Tencent Holdings		12,000	699,829
TIM ADR		3,015	36,632
Turkcell Iletisim Hizmetleri		12,891	18,033
Verizon Communications		14,370	722,380
Weibo ADR †		922	36,705
Yandex Class A †		1,288	92,659
			6,899,713
Consumer Discretionary – 8.34%
adidas AG		6,000	1,735,306
Alibaba Group Holding ADR †		2,912	371,367
Amazon.com †		70	245,495
Americanas †		14,722	79,347
Arcos Dorados Holdings
Class A †		4,348	21,392
Astra International		226,900	91,492
Bath & Body Works		759	57,024
Best Buy		337	36,012
Buckle		1,970	92,669
eBay		737	49,718
Genuine Parts		3,700	472,638
H & M Hennes & Mauritz
Class B		45,760	806,637
Haverty Furniture		736	22,014
Home Depot		1,640	657,000
JD.com ADR †		5,052	424,924
LG Electronics		616	59,957
Lowe’s		600	146,754
Newell Brands		587	12,603
NIKE Class B		510	86,312
PulteGroup		493	24,665
Ross Stores		644	70,254
Sodexo †		21,580	1,815,688
Sturm Ruger & Co.		994	71,260
Swatch Group		7,390	2,170,513
Tesla †		53	60,672
TJX		1,236	85,778
Tractor Supply		480	108,158
Trip.com Group ADR †		1,739	47,823
Ulta Beauty †		106	40,699
			9,964,171
Consumer Staples – 14.62%
Altria Group		1,762	75,132
Archer-Daniels-Midland		4,100	255,061
Asahi Group Holdings		20,300	748,672
BRF ADR †		10,989	38,571
Coca-Cola Femsa ADR		1,476	72,501
Colgate-Palmolive		470	35,259
Conagra Brands		15,000	458,250
Danone		29,450	1,732,058
Diageo		63,710	3,215,332
Essity Class B		43,390	1,385,533
Fomento Economico Mexicano
ADR		639	45,203
General Mills		5,600	345,912
Hengan International Group		7,500	36,220
Kao		25,600	1,305,897
Kellogg		770	47,109
Kirin Holdings		23,100	368,045
Koninklijke Ahold Delhaize		55,720	1,874,965
Kroger		389	16,155
Lawson		15,500	759,960

	Number of
	shares	Value (US $)
Common Stock~ (continued)
Consumer Staples (continued)
Nestle	20,610	$2,641,620
Philip Morris International	910	78,206
Procter & Gamble	1,700	245,786
Seven & i Holdings	37,400	1,506,377
Tingyi Cayman Islands
Holding	22,000	42,502
Tsingtao Brewery Class H	10,000	80,834
Uni-President China Holdings	49,000	48,074
		17,459,234
Energy – 2.25%
Chevron	377	42,552
China Petroleum & Chemical
Class H	122,000	53,181
ConocoPhillips	5,181	363,343
EOG Resources	369	32,103
Exxon Mobil	2,115	126,562
Gazprom PJSC ADR	22,925	203,365
Kinder Morgan	3,700	57,202
LUKOIL PJSC ADR	916	79,446
Marathon Petroleum	965	58,720
Petroleo Brasileiro ADR	3,704	39,522
Reliance Industries GDR
144A #	13,560	866,484
Rosneft Oil PJSC GDR	24,551	184,853
TotalEnergies ADR	5,000	229,950
Williams	12,992	348,056
		2,685,339
Financials – 3.55%
AGNC Investment	3,662	55,992
Akbank TAS	36,846	17,551
Allstate	2,100	228,312
American Financial Group	500	66,805
American International Group	8,300	436,580
Ameriprise Financial	340	98,464
Annaly Capital Management	2,502	20,266
Artisan Partners Asset
Management Class A	1,324	59,223
Banco Bradesco ADR	13,393	47,143
Banco Santander Brasil ADR	5,102	29,694
Bangkok Bank	14,400	48,289
Bank Central Asia	370,500	188,261
BlackRock	110	99,507
Blackstone	616	87,133
Diamond Hill Investment
Group	142	27,277
Discover Financial Services	2,673	288,283
Grupo Financiero Banorte
Class O	8,076	48,111
ICICI Bank ADR	10,582	195,344
Invesco	3,000	66,990
Itau Unibanco Holding ADR	15,411	60,411
MetLife	7,870	461,654
New Residential Investment	2,006	21,324
Ping An Insurance Group Co.
of China Class H	16,000	110,916
Principal Financial Group	1,200	82,296
Prudential Financial	790	80,785
S&P Global	195	88,867
Samsung Life Insurance	947	47,472
Sberbank of Russia PJSC ADR	6,857	115,551
Synchrony Financial	1,109	49,672
Truist Financial	9,000	533,790
US Bancorp	8,500	470,390
XP Class A †	355	10,181
		4,242,534
Healthcare – 10.05%
AbbVie	5,105	588,504
AmerisourceBergen	670	77,553
Amgen	1,460	290,365
BeiGene ADR †	158	54,910
Bristol-Myers Squibb	1,475	79,104
Cardinal Health	7,100	328,233
Cigna	1,100	211,090
CVS Health	3,500	311,710
Eli Lilly & Co.	167	41,423
Fresenius Medical Care AG &
Co.	31,250	1,863,200
Humana	48	20,146
Johnson & Johnson	3,040	474,027
Merck & Co.	7,635	571,938
Molina Healthcare †	143	40,781
Novo Nordisk Class B	21,560	2,307,999
Pfizer	7,895	424,198
Roche Holding	5,390	2,104,312
Smith & Nephew	121,840	1,958,136
UnitedHealth Group	92	40,868
Viatris	16,986	209,098
		11,997,595
Industrials – 3.50%
Caterpillar	1,200	232,020
Honeywell International	1,000	202,240
Knorr-Bremse	6,540	650,559
Lockheed Martin	1,400	466,648
Northrop Grumman	900	313,920
Raytheon Technologies	4,800	388,416
Securitas Class B	132,840	1,919,312

Schedule of investments
Delaware Enhanced Global Dividend and Income Fund

	Number of
	shares	Value (US $)
Common Stock~ (continued)
Industrials (continued)
United Parcel Service Class B	58	$11,506
		4,184,621
Information Technology – 10.48%
Adobe †	205	137,319
Amadeus IT Group †	32,160	2,059,064
Analog Devices	114	20,549
Apple	3,581	591,939
Automatic Data Processing	1,100	253,979
Broadcom	1,440	797,299
Cisco Systems	13,182	722,901
Dropbox Class A †	1,859	45,750
Enphase Energy †	138	34,500
Getnet Adquirencia e Servicos
para Meios de Pagamento
ADR †	637	828
Hon Hai Precision Industry	51,000	188,976
HP	2,580	91,022
Intel	8,200	403,440
International Business
Machines	4,243	496,855
Kyndryl Holdings †	837	13,225
Lam Research	160	108,776
MediaTek	17,000	616,261
Microsoft	1,640	542,168
Monolithic Power Systems	190	105,157
NetApp	1,180	104,878
NVIDIA	161	52,608
Oracle	3,700	335,738
Paychex	640	76,288
Paycom Software †	79	34,561
QUALCOMM	640	115,558
Samsung Electronics	14,649	879,324
SAP	13,230	1,695,441
SK Hynix	6,662	636,895
Sohu.com ADR †	2,260	38,126
Taiwan Semiconductor
Manufacturing	53,000	1,127,241
TE Connectivity	184	28,323
Western Union	2,700	42,714
Xilinx	501	114,454
		12,512,157
Materials – 2.43%
Air Liquide	13,070	2,158,414
Anhui Conch Cement Class H	14,500	66,016
Cemex ADR †	6,204	38,155
Cia de Minas Buenaventura
ADR †	4,888	35,731
Dow	1,220	67,015
DuPont de Nemours	5,500	406,780
Sociedad Quimica y Minera de
Chile ADR	1,583	98,557
Vale ADR	2,643	32,694
		2,903,362
REIT Diversified – 0.03%
VICI Properties	1,370	37,264
		37,264
REIT Healthcare – 0.06%
Medical Properties Trust	1,332	28,358
Omega Healthcare Investors	1,560	43,587
		71,945
REIT Mall – 0.01%
Simon Property Group	99	15,131
		15,131
REIT Multifamily – 0.41%
Equity Residential	5,800	494,798
		494,798
REIT Self-Storage – 0.05%
Iron Mountain	1,238	56,255
		56,255
Utilities – 0.82%
Edison International	7,400	483,072
Entergy	2,900	290,986
Kunlun Energy	52,000	48,905
NRG Energy	2,029	73,085
PPL	1,250	34,787
Vistra	2,257	44,869
		975,704
Total Common Stock
(cost $69,593,222)		74,499,823

Convertible Preferred Stock – 2.51%
2020 Mandatory
Exchangeable Trust
144A 6.50% exercise
price $47.09, maturity
date 5/16/23 #	223	343,933
Algonquin Power &
Utilities 7.75%
exercise price $18.00,
maturity date 6/15/24	3,186	141,777
AMG Capital Trust II
5.15% exercise price
$195.47, maturity
date 10/15/37	3,664	217,055
Bank of America 7.25%
exercise price
$50.00 **	137	194,266

	Number of
	shares	Value (US $)
Convertible Preferred Stock (continued)
El Paso Energy Capital
Trust I 4.75% exercise
price $34.49, maturity
date 3/31/28	12,660	$638,316
Elanco Animal Health
5.00% exercise price
$38.40, maturity date
2/1/23	4,436	199,443
Essential Utilities 6.00%
exercise price $42.19,
maturity date 4/30/22	6,150	355,101
Lyondellbasell Advanced
Polymers 6.00%
exercise price
$52.33 **	361	363,346
RBC Bearings 5.00%
exercise price
$226.60, maturity
date 10/15/24	1,466	152,757
UGI 7.25% exercise price
$52.57, maturity date
6/1/24	4,100	396,265
Total Convertible Preferred Stock
(cost $2,876,716)		3,002,259

Exchange-Traded Funds – 0.73%
iShares Core US REIT ETF	2,260	141,679
iShares Trust iShares ESG
Aware MSCI EAFE ETF	7,380	568,482
Vanguard FTSE Developed
Markets ETF	180	8,946
Vanguard Real Estate ETF	1,460	155,840
Total Exchange-Traded Funds
(cost $863,683)		874,947

Limited Partnerships – 2.13%@
Merion Champion’s Walk=, †,
π	1,085,000	1,267,714
Merion Countryside=, †, π	780,938	1,270,820
Total Limited Partnerships
(cost $720,564)		2,538,534

	Principal
	amount°	Value (US $)
Leveraged Non-Recourse Security – 0.00%
JPMorgan Fixed Income
Auction Pass Through
Trust
Series 2007-B 144A
0.002%
1/15/87 #, =, ◆	500,000	500
Total Leveraged Non-Recourse Security
(cost $425,000)		500

	Number of
	shares
Short-Term Investments – 6.16%
Money Market Mutual Funds – 6.16%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.03%)	1,837,645	1,837,645
Fidelity Investments
Money Market
Government Portfolio
– Class I (seven-day
effective yield 0.01%)	1,837,645	1,837,645
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.03%)	1,837,645	1,837,645
Morgan Stanley
Government Portfolio
– Institutional Share
Class (seven-day
effective yield 0.03%)	1,837,645	1,837,645
Total Short-Term Investments
(cost $7,350,580)		7,350,580
Total Value of
Securities–142.91%
(cost $162,863,162)		$170,665,605

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
~	Securities have been classified by type of business. Aggregate classification by country of origin has been presented in “Security type / sector and country allocations” on page 7.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2021, the aggregate value of Rule 144A securities was $53,151,810, which represents 44.51% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

Schedule of investments
Delaware Enhanced Global Dividend and Income Fund

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at November 30, 2021. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
Δ	Securities have been classified by country of origin.
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
**	Perpetual security with no stated maturity date.
@	Invests in multi-family real estate properties.
π

Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At November 30, 2021, the aggregate value of restricted securities was $2,538,534, which represented 2.13% of the Fund’s net assets. See Note 11 in Notes to financial statements and the adjacent table for additional details on restricted securities.

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

Restricted Securities

Investments	Date of Acquisition	Cost	Value
Merion Champion’s Walk	8/4/2017	$648,923	$1,148,550
Merion Champion’s Walk	2/13/2018	16,832	29,792
Merion Champion’s Walk	7/11/2018	17,909	29,791
Merion Champion’s Walk	10/22/2018	18,273	29,791
Merion Champion’s Walk	2/13/2019	18,627	29,790
Merion Countryside	5/11/2016	—	1,128,488
Merion Countryside	4/7/2017	—	91,499
Merion Countryside	5/3/2018	—	50,833
Total		$720,564	$2,538,534

The following foreign currency exchange contracts and swap contracts were outstanding at November 30, 2021:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation	Depreciation
BNYM	DKK	(306,645)	USD	46,407	12/1/21	$—	$(353)
BNYM	EUR	149,726	USD	(168,796)	12/1/21	1,012	—
BNYM	GBP	88,026	USD	(117,126)	12/1/21	—	(56)
BNYM	GBP	(39,893)	USD	53,056	12/1/21	1	—
BNYM	JPY	(8,620,856)	USD	75,742	12/1/21	—	(524)
CITI	COP	(554,858,000)	USD	137,914	1/28/22	—	(99)
JPMCB	BRL	(724,519)	USD	127,097	1/28/22	—	(109)
JPMCB	EUR	(678,293)	USD	765,589	1/28/22	—	(5,269)
JPMCB	KZT	530,830,250	USD	(1,195,967)	1/28/22	—	(8,131)
JPMCB	MXN	20,507	USD	(933)	1/28/22	12	—
Total Foreign Currency Exchange Contracts						$1,025	$(14,541)

Swap Contracts
CDS Contracts[2]

Counterparty/				Upfront
Reference Obligation/				Payments		Variation Margin
Termination Date/	Notional	Annual Protection		Paid	Unrealized	Due from
Payment Frequency	Amount[3]	Payments	Value	(Received)	Appreciation[4]	(Due to) Brokers
Over-The-Counter:
Protection Purchased/
Moody’s Ratings:
JPMCB-Federative
Republic of Brazil
4.25% 6/6/25 B2
6/22/26-
Quarterly	187,000	1.000%	$11,400	$9,860	$1,540	$—
JPMCB-Republic of Turkey
11.875% 1/15/30 B2
6/22/26-
Quarterly	1,500,000	1.000%	237,721	170,862	66,859	—
Total CDS Contracts			$249,121	$180,722	$68,399	$—

The use of foreign currency exchange contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts and foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.

1	See Note 8 in “Notes to financial statements.”
2

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.

3	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
4	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(3,374).

Summary of abbreviations:
ADR – American Depositary Receipt
AG – Aktiengesellschaft
BNYM – Bank of New York Mellon
CDS – Credit Default Swap
CITI – Citigroup
EAFE – Europe, Australasia, and Far East
ESG – Environmental, Social, and Governance
ETF – Exchange-Traded Fund
FTSE – Financial Times Stock Exchange
GDR – Global Depositary Receipt
GS – Goldman Sachs
JPMCB – JPMorgan Chase Bank

Schedule of investments
Delaware Enhanced Global Dividend and Income Fund

Summary of abbreviations:
MSCI – Morgan Stanley Capital International
PJSC – Private Joint Stock Company
REIT – Real Estate Investment Trust
S&P – Standard & Poor’s Financial Services LLC

Summary of currencies:
BRL – Brazilian Real
CLP – Chilean Peso
COP – Colombia Peso
DKK – Danish Krone
EUR – European Monetary Unit
GBP – British Pound Sterling
IDR – Indonesia Rupiah
JPY – Japanese Yen
KZT – Kazakhstan Tenge
MXN – Mexican Peso
MYR – Malaysian Ringgit
PEN – Peruvian Sol
USD – US Dollar
UYU – Uruguayan Peso

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Enhanced Global Dividend and Income Fund

November 30, 2021

Assets:
Investments, at value*	$170,665,605
Cash	312,472
Foreign currencies, at valueΔ	148,269
Receivable for securities sold	1,617,925
Dividends and interest receivable	1,090,685
Foreign tax reclaims receivable	353,496
Upfront payments paid on credit default swap contracts	180,722
Unrealized appreciation on credit default swap contracts	68,399
Unrealized appreciation on foreign currency exchange contracts	1,025
Total Assets	174,438,598
Liabilities:
Borrowing under line of credit	54,000,000
Payable for securities purchased	360,060
Cash collateral due to brokers	210,000
Other accrued expenses	152,126
Investment management fees payable to affiliates	139,756
Payable for fund shares redeemed	126,932
Unrealized depreciation on foreign currency exchange contracts	14,541
Interest expense payable on line of credit	4,298
Swap payments payable	3,374
Reports and statements to shareholders expenses payable to affiliates	1,297
Accounting and administration expenses payable to affiliates	857
Other liabilities	558
Trustees’ fees and expenses payable to affiliates	375
Legal fees payable to affiliates	129
Total Liabilities	55,014,303
Total Net Assets	$119,424,295

Net Assets Consist of:
Paid-In Capital	$112,158,350
Total distributable earnings (loss)	7,265,945
Total Net Assets	$119,424,295

Common Shares:
Net assets	$119,424,295
Shares of beneficial interest outstanding	11,216,903
Net asset value per share	$10.65
____________________
*Investments, at cost	$162,863,162
ΔForeign currencies, at cost	149,741

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Enhanced Global Dividend and Income Fund

Year ended November 30, 2021

Investment Income:
Interest	$3,840,634
Dividends	2,559,851
Foreign tax withheld	(161,744)
6,238,741

Expenses:
Management fees	1,704,646
Interest expense	509,910
Reports and statements to shareholders expenses	163,303
Legal fees	137,131
Dividend disbursing and transfer agent fees and expenses	89,014
Audit and tax fees	83,188
Accounting and administration expenses	69,747
Custodian fees	29,995
Trustees’ fees and expenses	5,500
Registration fees	360
Other expenses	119,750
Total operating expenses	2,912,544
Net Investment Income	3,326,197
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	11,657,204
Foreign currencies	(21,550)
Foreign currency exchange contracts	54,754
Swap contracts	(24,932)
Net realized gain	11,665,476

Net change in unrealized appreciation (depreciation) of:
Investments	(3,531,772)
Foreign currencies	(24,473)
Foreign currency exchange contracts	(4,814)
Swap contracts	69,789
Net change in unrealized appreciation (depreciation)	(3,491,270)
Net Realized and Unrealized Gain	8,174,206
Net Increase in Net Assets Resulting from Operations	$11,500,403

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Enhanced Global Dividend and Income Fund

	Year ended
	11/30/21	11/30/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,326,197	$3,586,525
Net realized gain (loss)	11,665,476	(5,482,896)
Net change in unrealized appreciation (depreciation)	(3,491,270)	4,016,012
Net increase in net assets resulting from operations	11,500,403	2,119,641

Dividends and Distributions to Shareholders from:
Distributable earnings	(6,699,278)	(3,922,447)
Return of capital	(1,684,023)	(5,887,155)
Total distributions to shareholders	(8,383,301)	(9,809,602)
Capital Share Transactions:
Cost of shares redeemed [1]	(7,445,547)	(1,010,719)
Decrease in net assets derived from capital share transactions	(7,445,547)	(1,010,719)
Net Decrease in Net Assets	(4,328,445)	(8,700,680)

Net Assets:
Beginning of year	123,752,740	132,453,420
End of year	$119,424,295	$123,752,740

[1]	See Note 6 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

(continues)                    27

Statement of cash flows
Delaware Enhanced Global Dividend and Income Fund

Year ended November 30, 2021

Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$11,500,403
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments, net	(174,932)
Proceeds from disposition of investment securities	107,041,615
Purchase of investment securities	(96,350,993)
Proceeds (purchase) from disposition of short-term investment securities, net	(3,651,581)
Net realized (gain) loss on investments	(11,657,204)
Net change in unrealized (appreciation) depreciation of investments	3,531,772
Net change in unrealized (appreciation) depreciation of swap contracts	(69,789)
Net change in unrealized (appreciation) depreciation of foreign currencies	24,473
Net change in unrealized (appreciation) depreciation of foreign currency exchange contracts	4,814
Return of capital distributions on investments	648,971
(Increase) decrease in cash collateral due to broker	210,000
(Increase) decrease in receivable for securities sold	(485,235)
(Increase) decrease in dividends and interest receivable	95,432
(Increase) decrease in foreign tax reclaims receivable	(55,602)
(Increase) decrease in upfront payments paid on credit default swap contracts	(171,108)
Increase (decrease) in payable for securities purchased	(2,674,451)
Increase (decrease) in Trustees’ fees and expenses payable to affiliates	(479)
Increase (decrease) in accounting and administration expenses payable to affiliates	63
Increase (decrease) in investment management fees payable to affiliates	8,888
Increase (decrease) in reports and statements to shareholders expenses payable to affiliates	(2,198)
Increase (decrease) in legal fees payable to affiliates	10
Increase (decrease) in other accrued expenses payable	19,497
Increase (decrease) in interest expense payable	(11,787)
Increase (decrease) in other liabilities	558
Total adjustments	(3,719,266)
Net cash provided by (used for) operating activities	7,781,137

Cash provided by financing activities:
Borrowing under line of credit	17,327,243
Payments made under line of credit	(8,927,243)
Cost of shares redeemed, net of change in payable for fund shares redeemed	(7,423,387)
Cash dividends and distributions paid to shareholders	(8,383,301)
Net cash used for financing activities	(7,406,688)

Effect of exchange rates on cash	(24,474)
Net increase (decrease) in cash	349,975
Cash and foreign currencies at beginning of year	110,766
Cash and foreign currencies at end of year	$460,741
Cash paid for interest expense on leverage	$521,697
The following table provides a reconciliation of cash and foreign currencies reported within the “Statement of assets and liabilities” that sum to the total of the same amounts shown above at November 30, 2021:
Cash	$312,472
Foreign currencies, at value	148,269
Total cash and foreign currencies at end of year	$460,741

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Enhanced Global Dividend and Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	11/30/21	11/30/20	11/30/19		11/30/18	11/30/17
Net asset value, beginning of period	$10.40	$11.03	$10.88		$13.08	$11.43
Income (loss) from investment operations:
Net investment income[1]	0.29	0.30	0.38		0.50	0.44
Net realized and unrealized gain (loss)	0.68	(0.11)	0.87		(1.61)	1.84
Total from investment operations	0.97	0.19	1.25		(1.11)	2.28
Less dividends and distributions from:
Net investment income	(0.57)	(0.33)	(0.40)		(0.38)	(0.51)
Net realized gain	—	—	—		(0.56)	—
Return of capital	(0.15)	(0.49)	(0.70)		(0.15)	(0.12)
Total dividends and distributions	(0.72)	(0.82)	(1.10)		(1.09)	(0.63)
Net asset value, end of period	$10.65	$10.40	$11.03		$10.88	$13.08
Market value, end of period	$9.78	$9.60	$10.12		$9.60	$11.98
Total return based on:[2]
Net asset value	9.95%	3.35%	13.53%	[3]	(8.38% )	21.03%
Market value	9.39%	3.97%	18.05%	[3]	(11.74% )	31.30%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$119,424	$123,753	$132,453		$137,831	$207,106
Ratio of expenses to average net assets[4,5,6,7]	2.26%	2.47%	3.52%		3.02%	2.38%
Ratio of net investment income to average net assets[8]	2.59%	3.00%	3.53%		4.06%	3.50%
Portfolio turnover	56%	62%	135%	[9]	34%	40%
Leverage analysis:
Debt outstanding at end of period at par (000 omitted)	$54,000	$45,600	$60,600		$65,600	$82,000
Asset coverage per $1,000 of debt outstanding at end of period	$3,212	$3,714	$3,186		$3,101	$3,526

[1]	Calculated using average shares outstanding.
[2]

Total return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return based on net asset value will be lower than total return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.02% lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]

The ratio of expenses before interest expense to adjusted average net assets (excluding debt outstanding) for the years ended November 30, 2021, 2020, 2019, 2018, and 2017 were 1.34%, 1.29%, 1.43%, 1.31%, and 1.12%, respectively.

[6]

The ratio of interest expense to adjusted average net assets (excluding debt outstanding) for the years ended November 30, 2021, 2020, 2019, 2018, and 2017 were 0.28%, 0.45%, 1.00%, 0.81%, and 0.56%, respectively.

[7]	The ratio of interest expense to average net assets for the years ended November 30, 2021, 2020, 2019, 2018, and 2017 were 0.40%, 0.63%, 1.45%, 1.15%, and 0.80%, respectively.
[8]

The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the years ended November 30, 2021, 2020, 2019, 2018, and 2017 were 1.85%, 2.12%, 2.43%, 2.85%, and 2.47%, respectively.

[9]	The Fund’s portfolio turnover rate increased substantially during the year ended November 30, 2019, due to the enhanced income strategy by engaging in dividend capture trading.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements
Delaware Enhanced Global Dividend and Income Fund

November 30, 2021

Delaware Enhanced Global Dividend and Income Fund (Fund) is organized as a Delaware statutory trust, and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (1940 Act). The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DEX.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap contracts (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Open-end investment companies are valued at their published net asset value (NAV). Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities and private placements are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended November 30, 2021, and for all open tax years (years ended November 30, 2018–November 30, 2020), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests in that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended November 30, 2021, the Fund did not incur any interest or tax penalties.

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.

Underlying Funds — The Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Fund invests include ETFs. The Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. Distributions received from investments in master limited partnerships are recorded as return of capital on investments on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended November 30, 2021.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, and the investment manager, an annual fee of 0.95%, calculated daily and paid monthly, of the adjusted average daily net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average daily net assets excludes the line of credit liability.

Notes to financial statements
Delaware Enhanced Global Dividend and Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

DMC’s affiliate, Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), acts as sub-advisor to the Manager and provides asset allocation services to the Fund. MIMAK has primary day-to-day responsibility for managing the Fund and may allocate assets to its affiliate, Macquarie Investment Management Global Limited (MIMGL), to invest in real estate investment trust securities and other equity asset classes to which MIMAK may allocate assets. MIMAK may also allocate assets to the Manager.

DMC, and as applicable, MIMAK, may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, MIMAK, and MIMGL (together, the “Affiliated Fixed Income Sub-Advisors”). The Manager may also permit these Affiliated Fixed Income Sub-Advisors to execute Fund fixed income security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Fixed Income Sub-Advisor’s specialized market knowledge. DMC may permit its affiliates, MIMGL and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Equity Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Equity Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Fixed Income Sub-Advisor and Affiliated Equity Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets (excluding the line of credit liability) of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended November 30, 2021, the Fund was charged $10,210 for these services.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. This amount is included on the “Statement of operations” under “Legal fees.” For the year ended November 30, 2021 the Fund was charged $47,082 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are Officers and/or Trustees of the Fund. These Officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

Cross trades for the year ended November 30, 2021 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended November 30, 2021, the Fund engaged in Rule 17a-7 securities sales of $1,094,908, which resulted in net realized gain of $109,096.

3. Investments

For the year ended November 30, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$96,350,993
Sales	107,041,615

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At November 30, 2021, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$163,454,543
Aggregate unrealized appreciation of investments and derivatives	$15,224,709
Aggregate unrealized depreciation of investments and derivatives	(7,958,764)
Net unrealized appreciation of investments and derivatives	$7,265,945

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Notes to financial statements
Delaware Enhanced Global Dividend and Income Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of November 30, 2021:

	Level 1	Level 2	Level 3		Total
Securities
Assets:
Common Stock
Communication Services	$2,446,882	$4,452,831	$	—[1]	$6,899,713
Consumer Discretionary	3,284,578	6,679,593		—	9,964,171
Consumer Staples	1,713,145	15,746,089		—	17,459,234
Energy	2,164,494	520,845		—	2,685,339
Financials	3,780,334	462,200		—	4,242,534
Healthcare	3,763,948	8,233,647		—	11,997,595
Industrials	1,614,750	2,569,871		—	4,184,621
Information Technology	5,308,955	7,203,202		—	12,512,157
Materials	678,932	2,224,430		—	2,903,362
REIT Diversified	37,264	—		—	37,264
REIT Healthcare	71,945	—		—	71,945
REIT Mall	15,131	—		—	15,131
REIT Multifamily	494,798	—		—	494,798
REIT Self-Storage	56,255	—		—	56,255
Utilities	926,799	48,905		—	975,704
Convertible Bonds	—	12,323,720		—	12,323,720
Convertible Preferred Stock	3,002,259	—		—	3,002,259
Corporate Bonds	—	59,535,113		—	59,535,113
Exchange-Traded Funds	874,947	—		—	874,947
Leveraged Non-Recourse
Security	—	—		500[1]	500
Limited Partnerships	—	—		2,538,534[1]	2,538,534
Sovereign Bonds	—	9,684,850		—	9,684,850
Supranational Banks	—	855,279		—	855,279
Short-Term Investments	7,350,580	—		—	7,350,580
Total Value of Securities	$37,585,996	$130,540,575		$2,539,034	$170,665,605

Derivatives[2]
Assets:
Foreign Currency Exchange
Contracts	$—	$1,025		$—	$1,025
Swap Contracts	—	68,399		—	68,399
Liabilities:
Foreign Currency Exchange
Contracts	$—	$(14,541)		$—	$(14,541)

[1]	The security that has been valued at zero on the “Schedule of investments” is considered to be Level 3 investments in this table.
[2]	Foreign currency exchange contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the period end.

During the year ended November 30, 2021, there were no transfers into or out of Level 3 investments. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

		Leveraged
	Limited	Non-Recourse
	Partnerships	Security	Total
Balance as of 11/30/20	$1,699,129	$500	$1,699,629
Return of capital	(167,637)	—	(167,637)
End change in unrealized appreciation (depreciation)	1,007,042	—	1,007,042
Balance as of 11/30/21	$2,538,534	$500	$2,539,034
Net change in unrealized appreciation (depreciation)
from Level 3 investments still held as of 11/30/21	$1,007,042	$—	$1,007,042

When market quotations are not readily available for one or more portfolio securities, the Fund’s NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker/ dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Pricing Committee, or its delegate, employs various methods for calibrating these valuation approaches, including due diligence of the Fund’s pricing vendors and periodic back-testing of the prices that are fair valued under these procedures and reviews of any market related activity. The pricing of all securities fair valued by the Pricing Committee is subsequently reported to and approved by the Board on a quarterly basis.

Quantitative information about Level 3 fair value measurements for the Fund are as follows:

Assets	Value	Valuation Techniques	Unobservable Input	Input Value
Limited		Market cap rate method (using trailing 12 month
Partnership	$2,538,534	net operating income adjusted for and liabilities)	Liquidity Discount	5%
			Cap Rate	5.55%-6.72%

Level 3 securities with a total value of $500 have been valued using third party pricing information without adjustment and are excluded from the table above.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are

Notes to financial statements
Delaware Enhanced Global Dividend and Income Fund

4. Dividend and Distribution Information (continued)

treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2021 and 2020 were as follows:

	Year ended
	11/30/21	11/30/20
Ordinary income	$3,881,022	$3,922,447
Long-term capital gains	2,818,256	—
Return of capital	1,684,023	5,887,155
Total	$8,383,301	$9,809,602

5. Components of Net Assets on a Tax Basis

As of November 30, 2021, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$112,158,350
Unrealized appreciation of investments, foreign currencies, and
derivatives	7,265,945
Net assets	$119,424,295

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, tax treatment of partnerships, market discount and premium on debt instruments, trust preferred securities, mark-to-market on foreign currency exchange contracts, deemed dividend income, tax deferral of losses on straddles, and mark-to-market on swap contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to partnership non-deductible expenses. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2021, the Fund recorded the following reclassifications:

Paid-in capital	$(108)
Total distributable earnings (loss)	108

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At November 30, 2021, the Fund utilized $8,189,976 of capital loss carryforwards.

6. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc., in the open market, if the shares of the Fund are trading at a discount to the Fund’s NAV on the dividend payment date. However, the dividend reinvestment plan provides that if the shares of the Fund are trading at a premium to the Fund’s NAV on the dividend payment date, the Fund will issue shares to shareholders of record at NAV. During the years ended November 30, 2021 and 2020, the Fund did not issue any shares under the Fund’s dividend reinvestment plan.

The Fund implemented an open-market share repurchase program pursuant to which the Fund may purchase up to 10% of the Fund’s shares, from time to time, in open-market transactions, at the discretion of management. The share repurchase program commenced on August 1, 2016 and has no stated expiration date. For the year ended November 30, 2021, the Fund repurchased 87,229 common shares valued at $877,792. The weighted average discount per share at the repurchase date was 8.32% for the year ended November 30, 2021. For the year ended November 30, 2020, the Fund repurchased 108,837 common shares valued at $1,010,719. The weighted average discount per share at the repurchase date was 8.60% for the year ended November 30, 2020.

The Fund intends to repurchase its common shares, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s shares by the issuer.

On May 27, 2021, the Fund’s Board approved a tender offer for the Fund’s common shares in accordance with the Fund’s Annual Measurement Period program. The tender offer authorized the Fund to purchase up to 5% of its issued and outstanding shares at a price equal to 98% of the Fund’s NAV at the close of business on the NYSE on June 30, 2021, the first business day following the expiration of the offer. The tender offer commenced on June 2, 2021 and expired on June 29, 2021. In connection with the tender offer, the Fund purchased 594,367 shares at a total cost of $6,567,755. The tender offer was oversubscribed and all tenders of shares were subject to pro-ration (at a ratio of approximately 15.97%) in accordance with the terms of the tender offer.

7. Line of Credit

For the year ended November 30, 2021, the Fund borrowed a portion of the money available to it pursuant to a $70,000,000 Amended and Restated Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expired on June 11, 2021. Effective June 11, 2021, the Fund entered into Amendment No. 6 to the Amended and Restated Credit Agreement that is scheduled to terminate on June 10, 2022. Depending on market conditions and amount borrowed, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At November 30, 2021, the par value of loans outstanding was $54,000,000, at a variable interest rate of 0.99%. The carrying value of the loan approximates fair value. During the year ended November 30, 2021, the average daily balance of loans outstanding was $ 50,767,397, at a weighted average interest rate of approximately 0.99%.

Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee under the Amended and Restated Credit Agreement was computed at a rate of 0.15% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended November 30, 2021, the Fund entered into foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date and to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies.

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. Swap

Notes to financial statements
Delaware Enhanced Global Dividend and Income Fund

8. Derivatives (continued)

agreements are bilaterally negotiated agreements between a Fund and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (OTC swaps). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (centrally cleared swaps).

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended November 30, 2021, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for central cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended November 30, 2021, the Fund did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended November 30, 2021, the Fund used CDS contracts to hedge against credit events.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

Fair values of derivative instruments as of November 30, 2021 were as follows:

	Asset Derivatives Fair Value
Statement of Assets and	Currency	Credit
Liabilities Location	Contracts	Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$1,025	$—	$1,025
Unrealized appreciation on over the counter credit default swap contracts	—	68,399	68,399
Total	$1,025	$68,399	$69,424

Liability
Derivatives Fair
Value
Statement of Assets and	Currency
Liabilities Location	Contracts
Unrealized depreciation on foreign currency exchange contracts	$(14,541)

The effect of derivative instruments on the “Statement of operations” for the year ended November 30, 2021 was as follows:

	Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Swap
	Contracts	Contracts	Total
Currency contracts	$54,754	$—	$54,754
Credit contracts	—	(24,932)	(24,932)
Total	$54,754	$(24,932)	$29,822

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign
	Currency
	Exchange	Swap
	Contracts	Contracts	Total
Currency contracts	$(4,814)	$—	$(4,814)
Credit contracts	—	69,789	69,789
Total	$(4,814)	$69,789	$64,975

The table below summarizes the average balance of derivative holdings by the Fund during the year ended November 30, 2021:

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average notional value)	$851,747	$932,065
CDS contracts (average notional value)*	835,810	—

*	Long represents buying protection and short represents selling protection.

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy, or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

Notes to financial statements
Delaware Enhanced Global Dividend and Income Fund

9. Offsetting (continued)

At November 30, 2021, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

		Gross Value of
	Gross Value of	Derivative
Counterparty	Derivative Asset	Liability	Net Position
The Bank of New York Mellon	$1,013	$(933)	$80
Citigroup	—	(99)	(99)
JPMorgan Chase Bank, National
Association	68,411	(13,509)	54,902
Total	$69,424	$(14,541)	$54,883

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received(a)	Collateral Pledged	Pledged	Net Exposure(b)
The Bank of New Mellon	$80	$—	$—	$—	$—	$80
Citigroup	(99)	—	—	—	—	(99)
JPMorgan Chase Bank,
National Association	54,902	—	(54,902)	—	—	—
Total	$54,883	$—	$(54,902)	$—	$—	$(19)

(a)	The value of the related collateral exceeded the value of the derivatives as of November 30, 2021, as applicable.
(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended November 30, 2021, the Fund had no securities out on loan.

11. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, “IBORs” could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s NAV could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. In addition, the leverage through the line of credit is dependent on the credit provider’s ability to fulfill its contractual obligations.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor

Notes to financial statements
Delaware Enhanced Global Dividend and Income Fund

11. Credit and Market Risk (continued)

through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC and Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2021. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating-rate debt to finance their ongoing operations. The Fund also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Fund will limit its investments in Real Estate Limited Partnerships to 5% of its total assets at the time of purchase. As of November 30, 2021, the unfunded commitment for the limited partnerships totaled $117,661.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and restricted securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to November 30, 2021, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of Delaware Enhanced Global Dividend and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Enhanced Global Dividend and Income Fund (the “Fund”) as of November 30, 2021, the related statements of operations and cash flows for the year ended November 30, 2021, the statements of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2021 and the financial highlights for each of the five years in the period ended November 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian, transfer agents, brokers and portfolio company investees; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 21, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Fund information (Unaudited)
Delaware Enhanced Global Dividend and Income Fund

Proxy results

The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on August 19, 2021. At the Annual Meeting, the Fund’s shareholders elected 13 Directors. The results of the voting at the meeting were as follows:

Nominee	Shares voted for	Shares withheld	No ballot received
Shawn K. Lytle	8,633,765	784,579	2,468,991
Jerome D. Abernathy	8,635,216	783,128	2,468,991
Thomas L. Bennett	8,618,412	799,932	2,468,991
Ann D. Borowiec	8,624,903	793,441	2,468,991
Joseph W. Chow	8,616,365	801,979	2,468,991
H. Jeffrey Dobbs	8,624,264	794,080	2,468,991
John A. Fry	8,607,233	811,111	2,468,991
Joseph Harroz, Jr.	8,618,017	800,327	2,468,991
Sandra A.J. Lawrence	8,603,570	814,774	2,468,991
Frances A. Sevilla-Sacasa	8,490,086	928,258	2,468,991
Thomas K. Whitford	8,639,046	779,298	2,468,991
Christianna Wood	8,606,335	812,009	2,468,991
Janet L. Yeomans	8,628,955	789,389	2,468,991

Fund management

The portfolio management team responsible for making the day-to-day investment decisions for the Fund includes Åsa Annerstedt, Adam H. Brown, Liu-Er Chen, Chris Gowlland, Jens Hansen, Allan Saustrup Jensen, Claus Juul, Nikhil G. Lalvani, Benjamin Leung, Stefan Löwenthal, John P. McCarthy, Klaus Petersen, Scot Thompson, Michael G. Wildstein, and Jürgen Wurzer. Listed below are the biographies for each member of the portfolio management team.

Åsa Annerstedt
Vice President, Portfolio Manager

Åsa Annerstedt is a portfolio manager for the firm’s Global Equity team. She joined Macquarie Asset Management (MAM) in June 2018. Annerstedt has been a portfolio manager since 2013. Previously, she was a member of the investment committee of a European Union fund dedicated to the financing of companies. Between 1999 and 2009, she managed award-winning European Small Cap and Global Equity portfolios at SEB Asset Management in Denmark. She started her career in 1996 as a business controller and consultant in Sweden. Annerstedt attended Ecole Supérieur de Commerce in Paris and Marseille and earned a master’s degree in finance and international trade from Lund University in Sweden.

Ms. Annerstedt has been a co-portfolio manager of the Fund since March 2019.

Adam H. Brown, CFA
Managing Director, Senior Portfolio Manager

Adam H. Brown is a senior portfolio manager for the firm’s high yield strategies within Macquarie Asset Management Fixed Income (MFI). He manages MFI’s bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Asset Management (MAM) in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned an MBA from the A.B. Freeman School of Business at Tulane University and a bachelor’s degree in accounting from the University of Florida.

Mr. Brown has been a co-portfolio manager of the Fund since July 2016.

Other Fund information (Unaudited)
Delaware Enhanced Global Dividend and Income Fund

Fund management (continued)

Liu-Er Chen, CFA
Managing Director, Chief Investment Officer — Emerging Markets and Healthcare

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007. Prior to joining Macquarie Asset Management (MAM) in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently worked as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He was also the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He received his medical education in China, and he has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Mr. Chen has been a co-portfolio manager of the Fund since June 2007.

Chris Gowlland, CFA
Senior Vice President, Head of Equity Quantitative Research

Chris Gowlland is the head of equity quantitative research, a role he assumed in July 2019. As part of his role, he also serves as portfolio manager for certain portfolios managed by the Global Equity team and for several different strategies in the firm’s multi-asset class offerings. Previously, he was a senior quantitative analyst for the firm’s equity department. Prior to joining Macquarie Asset Management (MAM) in May 2007, he spent seven years working in fundamental equity research and corporate finance for Morgan Stanley and Commerzbank Securities, followed by two years as a quantitative strategist at Morgan Stanley and at State Street Global Markets. Gowlland holds a bachelor’s degree in Chinese and Spanish from the University of Leeds (U.K.), a master’s degree in development studies from Brown University, and another master’s degree in international management from Thunderbird. He also spent several years in a Ph.D. program in political economy at Harvard University. Gowlland is a member of the CFA Institute, the CFA Society New York, the CFA Society of Philadelphia, and the Society of Quantitative Analysts.

Mr. Gowlland has been a co-portfolio manager of the Fund since July 2019.

Jens Hansen
Managing Director, Chief Investment Officer — Global Equity Team

Jens Hansen heads the firm’s Global Equity team and is a portfolio manager for the team’s strategies. He joined Macquarie Asset Management (MAM) in June 2018. Hansen has been a portfolio manager since 2001. Hansen started his career in 1982 with Spar Nord Bank, where he worked as an analyst and trader of bonds, equities, and derivatives. In 1994, he joined Nykredit Bank, where he worked as a bond trader. He attended the Aarhus School of Business where he gained a graduate diploma in business administration within finance and international trade.

Mr. Hansen has been a co-portfolio manager of the Fund since March 2019.

Allan Saustrup Jensen, CFA, CAIA®
Vice President, Portfolio Manager

Allan Saustrup Jensen joined Macquarie Asset Management (MAM) in May 2020 as a portfolio manager for the firm’s Global Equity team. He has more than 20 years of experience in the asset management industry. Prior to joining MAM, he spent five years at European Capital Partners as a fund manager. From 2010 to 2015, Jensen was a trader at European Value Partners. Prior to that, he spent four years at UBS Wealth Management as a portfolio manager. He began his investment career at Nordea Bank. Jensen attended Copenhagen Business School where he earned a Graduate Diploma in finance.

Mr. Jensen has been a co-portfolio manager of the Fund since May 2020.

Claus Juul
Vice President, Portfolio Manager

Claus Juul is a portfolio manager for the firm’s Global Equity team. He joined Macquarie Asset Management (MAM) in June 2018. Juul has been a portfolio manager since 2004. Prior to that, he was an equity analyst at Spar Nord Bank before becoming vice president of the research department in 2001. He started his career in 1998 with Sydbank as an equity analyst. He attended the Aarhus School of Business where he gained a master’s degree in economics and business administration.

Mr. Juul has been a co-portfolio manager of the Fund since March 2019.

Nikhil G. Lalvani, CFA
Managing Director, Senior Portfolio Manager, Team Leader

Nikhil G. Lalvani is a senior portfolio manager for the firm’s US Large Cap Value Equity team and assumed the role of team leader in October 2018. At Macquarie Asset Management (MAM), Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Mr. Lalvani has been a co-portfolio manager of the Fund since January 2019.

Benjamin Leung, CFA
Managing Director, Co-Head of Systematic Investments, Head of Research

Benjamin Leung is the co-head of the Macquarie Systematic Investments (MSI) team, a role he assumed in August 2014. In addition to the day-to-day management of the global portfolios, he is also the head of research, responsible for driving the continual evolution of the systematic investment process. Leung joined the MSI team in May 2005 as a quantitative analyst, where his responsibilities included the development and maintenance of various quantitative models. Following his successful efforts to expand the quantitative capability to international markets, he formed the foundation of the current systematic investment approach. Prior to joining the MSI team, he worked as a software engineer for Macquarie’s Investment Banking Group Information Services Division in Sydney. Leung received a Bachelor of Engineering with Honours and a Masters in Commerce from the University of New South Wales.

Mr. Leung has been a co-portfolio manager of the Fund since January 2021.

Stefan Löwenthal, CFA
Managing Director, Chief Investment Officer — Global Multi Asset Team

Stefan Löwenthal is the chief investment officer for Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), a role he assumed in February 2013. He heads the global multi asset team based in Vienna, which is responsible for all asset allocation and security selection decisions, the management of mutual funds, as well as the development of new investment strategies. In addition, Löwenthal oversees the investment policy committee, which is responsible for strategic investment decisions at MIMAK. He began his career with Macquarie in February 2008 as a portfolio manager. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a lecturer for economics at the IMC University of Applied Sciences in Krems (Austria) and the Qiongzhou University in Sanya (China).

Mr. Löwenthal has been a co-portfolio manager of the Fund since September 2020.

Other Fund information (Unaudited)
Delaware Enhanced Global Dividend and Income Fund

Fund management (continued)

John P. McCarthy, CFA
Managing Director, Senior Portfolio Manager

John P. McCarthy is a senior portfolio manager for the Macquarie Asset Management Fixed Income (MFI) high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research for MFI. McCarthy rejoined Macquarie Asset Management (MAM) in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Mr. McCarthy has been a co-portfolio manager of the Fund since December 2012.

Klaus Petersen, CFA
Managing Director, Senior Portfolio Manager

Klaus Petersen is a senior portfolio manager for the firm’s Global Equity team. He joined Macquarie Asset Management (MAM) in June 2018. Petersen has been a portfolio manager since 2006. Previously, he worked for ATP, Denmark’s largest pension fund, beginning in 1999 as a senior portfolio manager and later in the role as team leader of the technology, media, and telecommunications (TMT) team. He joined Codan Bank in 1996, first as a senior sales analyst and later as a senior portfolio manager. Between 1988 and 1996, Petersen worked for various brokers as an equity sales analyst. He started his career in 1984 as an administrator of pension pools at Faellesbanken in Denmark. Petersen attended the Copenhagen Business School where he gained a graduate diploma in business administration (financial and management accounting).

Mr. Petersen has been a co-portfolio manager of the Fund since March 2019.

Scot Thompson
Managing Director, Co-Head of Systematic Investments, Portfolio Manager

Scot Thompson is the co-head of the Macquarie Systematic Investments (MSI) team, a role he assumed in August 2014. His responsibilities include the day-to-day management of the global portfolios, oversight of the trading function, development of new strategies, and client engagement. From June 2003 to August 2014, Thompson was the equities head of product, responsible for product design, development, and client relationships for the firm’s Australian and global equities product range. Before that, he was a member of the firm’s private equity fund-of-fund and performance analytics teams. Prior to joining Macquarie in November 2001 as a quantitative performance analyst, he worked on the performance analytics team for Cogent Investment Administration, where he was responsible for investment performance and attribution reporting for a variety of clients over all asset classes. Thompson also worked in civil engineering before moving to finance, working for several Australian companies as a project manager focusing on underground installations, quarrying, and mining. He received a Bachelor of Civil Engineering from the University of Sydney and a Master of Applied Finance from Macquarie University.

Mr. Thompson has been a co-portfolio manager of the Fund since January 2021.

Michael G. Wildstein, CFA
Senior Managing Director, Head of US Credit and Insurance

Michael G. Wildstein is head of US credit and insurance for Macquarie Asset Management Fixed Income (MFI). He manages corporate credit-related portfolios. Before joining the team, he was a senior corporate bond analyst for MFI, focused on the telecommunications sector for high-grade and high yield portfolios. Prior to joining Macquarie Asset Management (MAM) in March 2007 as a senior research analyst, Wildstein spent five years at Merrill Lynch Investment Managers in various roles that included portfolio manager for the core bond team, corporate bond research analyst, and corporate bond trader. Prior to this, Wildstein worked in finance, corporate strategy, and business development with several firms including RCN Corporation and AT&T Local Services. He earned an MBA from Drexel University and a bachelor’s degree from the University of Tampa.

Mr. Wildstein has been a co-portfolio manager of the Fund since September 2020.

Jürgen Wurzer, CFA
Senior Vice President, Deputy Head of Portfolio Management, Senior Investment Manager — Global Multi Asset Team

Jürgen Wurzer rejoined Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) in April 2018 as deputy head of portfolio management for the firm’s global multi asset team based in Vienna. Prior to that, he worked at Erste Asset Management as a senior fund manager on the multi asset management team, where he worked from September 2016 to March 2018. Wurzer previously worked at MIMAK from January 2007 to August 2016, leaving the firm as senior investment manager on the global multi asset team. He graduated from University of Applied Sciences Wiener Neustadt with a master’s degree. Wurzer is a lecturer for asset allocation, quantitative finance, and portfolio and risk management at several educational institutions.

Mr. Wurzer has been a co-portfolio manager of the Fund since September 2020.

Other Fund information (Unaudited)
Delaware Enhanced Global Dividend and Income Fund

Dividend reinvestment plan

The Fund offers an automatic dividend reinvestment plan. The following is a restatement of the plan description in the Fund’s prospectus:

Unless the registered owner of the Fund’s common shares elects to receive cash by contacting the Plan Agent (as defined below), all dividends declared for your common shares of the Fund will be automatically reinvested by Computershare, Inc. (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by the Plan Agent, as dividend disbursing agent, by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee), or by ACH if you so elect by contacting the Plan Agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting the Plan Agent, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next “ex-dividend” date. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any US federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and a brokerage commission of $.12 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Section 19(a) notices

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the 1940 Act, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain, and (iv) return of capital or other capital source. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions
for the year ended
November 30, 2021
	Net	Net
	Realized	Realized
	Short-	Long-		Total
Net	Term	Term	Return	Per
Investment	Capital	Capital	of	Common
Income	Gains	Gains	Capital	Share
$0.2924	$0.0180	$0.0053	$0.4056	$0.7213

Percentage Breakdown of the
Total Cumulative Distributions
for the year ended
November 30, 2021
	Net	Net
	Realized	Realized
	Short-	Long-		Total
Net	Term	Term	Return	Per
Investment	Capital	Capital	of	Common
Income	Gains	Gains	Capital	Share
40.60%	2.50%	0.70%	56.20%	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s managed distribution policy. The Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the current fiscal year; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not

Other Fund information (Unaudited)
Delaware Enhanced Global Dividend and Income Fund

Section 19(a) notices (continued)

necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.

Presented below are return figures, based on the change in the Fund’s net asset value per share (“NAV”), compared to the annualized distribution rate as a percentage of the NAV as of November 30, 2021.

Fund Performance and Distribution Information

Fiscal Year (11/30/20 through 11/30/21)
Annualized Distribution Rate as a Percentage of NAV^	7.30%
Cumulative Distribution Rate on NAV^^	0.61%
Cumulative Total Return on NAV* for Fiscal Year Ended 11/30/21	9.95%
Average Annual Total Return on NAV for the 5-Year Period Ending
11/30/21**	7.42%

^	Based on the Fund’s NAV as of November 30, 2021.
^^	Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2021 based on the Fund’s NAV as of November 30, 2021.
*	Cumulative total return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2020 through November 30, 2021.
**	The 5-year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Tax information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended November 30, 2021, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distribution (Tax Basis)	33.62%
(B) Ordinary Income Distributions (Tax Basis)	46.29%
(C) Return of Capital Distributions (Tax Basis)	20.09%
Total Distributions (Tax Basis)	100.00%
(D) Qualifying Dividends[1]	25.25%
____________________

(A), (B), and (C) are based on a percentage of the Fund’s total distributions.
(D) is based on the Fund’s ordinary income distributions.
[1] Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

*	For the fiscal year ended November 30, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentages of dividends paid by the Fund from ordinary income reported as qualified income is 57.51%. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

Tender offer

As described in Note 6 to the Financial Statements, the Fund conducted a tender offer in June 2021 in accordance with the terms of the Fund’s annual Tender Offer Measurement Period program. Since the Fund’s organization in 2007, the Fund has conducted tender offers in 2018, 2019, and 2021.

Annual Tender Offer Measurement Period

The Fund’s Board has adopted an annual Tender Offer Measurement Period to provide a periodic liquidity opportunity to Fund shareholders. Specifically, if the Fund is trading at an average discount to net asset value of more than 10% during a 12-week measurement period established each year by the Board commencing during the first calendar quarter of the year and ending in the second calendar quarter, the Fund will consider conducting a tender offer during the second calendar quarter, subject to the conditions in the following paragraph. The average discount will be determined on the basis of the discount or premium, as the case may be, as of the last trading day in each week during such 12-week period.

Under the Tender Offer Measurement Period program, the Fund does not accept tenders or effect repurchases if: (1) such transactions, if consummated, would (a) result in delisting of the Fund’s shares from the New York Stock Exchange (“NYSE”) (for example, if the Fund’s capitalization would fall below the minimum threshold for continued listing); (b) impair the Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended; or (c) result in a failure to comply with the applicable asset coverage requirements in the event any senior securities are issued and outstanding (including those required by rating agencies or lenders, if any); (2) the amount of shares tendered would require liquidation of such a substantial portion of the Fund’s portfolio securities that the Fund would not be able to liquidate portfolio securities in an orderly manner in light of the existing market conditions or such liquidation would have an adverse effect on the NAV of the Fund to the detriment of non-tendering shareholders; (3) there is any (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise adversely affecting the Fund that, in the Board’s judgment, would be material to the Fund; (b) suspension of or limitation on prices for trading securities generally on the NYSE or other national securities exchange(s), or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) National Market System; (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or New York State; (d) limitation affecting the Fund

Other Fund information (Unaudited)
Delaware Enhanced Global Dividend and Income Fund

Annual Tender Offer Measurement Period (continued)

or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions; (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States; or (f) other event or condition that, in the Board’s judgment, would have a material adverse effect on the Fund or its shareholders if tendered shares were purchased; or (4) the Board determines that effecting any such transaction would constitute a breach of its fiduciary duty owed to the Fund or its shareholders. The Board may modify these exceptions in light of experience.

There can be no assurance that a tender offer will reduce or eliminate any spread between market price and the net asset value of the Fund’s shares. The market price of the shares will, among other things, be determined by the relative demand for and supply of shares in the market, the Fund’s investment performance, the Fund’s dividends and yields, and investor perception of the Fund’s overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that a tender offer may be conducted may result in more of a reduction in the spread between market price and net asset value than might otherwise be the case.

Fund strategies and risks

What are the Fund’s principal investment strategies?

The Fund seeks to achieve its objectives by focusing on broad diversification within its portfolio by investing globally in dividend-paying or income-generating securities across multiple asset classes. The Fund may invest in a variety of dividend-paying or income-generating securities. Not all investments, however, are required to pay dividends or interest. Under normal market conditions, the Fund will invest at least 80% of its net assets in a combination of dividend-paying or income-generating securities across multiple asset classes, including but not limited to, equity securities of large, well-established companies; securities issued by real estate companies (including real estate investment trusts (REITs) and real estate operating companies (REOCs), debt securities (such as government bonds, investment grade and high risk, high yield corporate bonds, and convertible bonds), and emerging market securities. In addition, under normal market conditions, the Fund will invest: (1) at most 60% of its net assets in securities of US issuers; (2) at least 40% of its net assets in securities of non-US issuers, unless market conditions are not deemed favorable by the Manager, in which case the Fund would invest at least 30% of its net assets in the securities of non-US issuers; and (3) up to 25% of its net assets in securities issued by real estate companies (including real estate investment trusts and real estate industry operating companies). The Fund utilizes leveraging techniques in an attempt to obtain higher return for the Fund.

The Fund may not invest more than 25% of the Fund’s net assets in any one industry nor, with regard to 75% of the Fund’s total assets, will more than 5% be invested in the securities of any one issuer. In addition, the Manager will use a combination of dividend capture trading, option overwriting, realization of gains on the sale of securities, dividend growth and currency forwards to enhance the sustainability of the income stream.

The Manager will determine the proportion of the Fund’s assets to be allocated among the various asset classes based on its analysis of economic and market conditions and its assessment of the income and potential for appreciation that can be achieved from investments in such asset classes.

US equities — The Fund invests primarily in securities of large-capitalization companies that the Manager believes generate income and/or have long-term capital appreciation potential. The Manager follows a value, quality and income-oriented investment philosophy in selecting stocks for the Fund using a research-intensive approach that considers factors such as: a security price that reflects a market valuation that is judged to be below the estimated present or future value of the company; favorable earnings growth prospects; expected above-average return on equity and dividend yield; the financial condition of the issuer; and various qualitative factors.

Securities issued by real estate companies — The Fund may invest in REITs and REIT-equivalents located in any country (including the United States and developed, developing, emerging market countries). The Fund may invest in REOCs located in any country (including the United States and emerging market countries). The Fund may invest in securities that represent a variety of different sectors in the real estate industry. Under certain market conditions, the Fund may shift more of its investments to US real estate companies. The Fund may invest in securities issued in any currency and may hold foreign currency.

International equities — The Manager’s investment strategy in international equities seeks long-term growth without undue risk to principal. The Fund invests primarily in equity securities, including common or ordinary stocks, which provide the potential for capital appreciation. The Fund will invest in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American, European and Global Depositary Receipts ( ”ADR,” ”GDRs,” and ”EDRs,” respectively)) that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities.

Emerging market equities — The Manager’s emerging markets strategy seeks long-term capital appreciation and the Fund may invest in a broad range of emerging market equity securities, including common or ordinary stocks. The Manager’s primary emphasis will be on the stocks of companies considered to be from an emerging market country. Under normal circumstances, the Fund intends to, although it is not required to, invest a significant portion of its assets in securities of issuers located in any foreign country (in addition to the United States), including emerging markets.

Convertible securities — The Fund may invest without limit in convertible securities, which are another category of income generating equity securities. These securities may be of any credit quality, including those rated below investment grade by a nationally recognized statistical rating organization (NRSRO) or those that are unrated but deemed equivalent to non-investment grade. The Fund principally invests in convertible securities that offer favorable upside participation and downside protection relative to the underlying equity security that it is linked to. The Manager primarily utilizes convertible securities to invest in sectors or industries of the market which the Manager believes represent attractive investment opportunities but do not offer attractive yields or diversification through traditional equity or debt securities. The convertible structure enables the Manager to gain this exposure while still realizing income returns and minimizing volatility.

US investment grade fixed income — In managing the Fund’s assets allocated to the investment-grade sector, the Fund will invest principally in debt obligations issued or guaranteed by the US government, its agencies or instrumentalities, and by US corporations. The corporate debt obligations in which the Fund may invest include bonds, notes, debentures, and commercial paper of US companies. The US government securities in which the Fund may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the US government, and by various agencies or instrumentalities which have been established or sponsored by the US government. The investment-grade sector of the Fund’s assets may also be invested in mortgage-backed securities issued or guaranteed by the US government, its agencies, or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. Subject to quality limitations, the Fund may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases. Securities purchased by the Fund within this sector will be rated in one of the four highest rating categories by an NRSRO, such as those rated AAA, AA, A, and BBB by the Standard & Poor’s Ratings Group ( ”S&P” ) OR Fitch,Inc. ( ”Fitch” )or Aaa, Aa, A, and Baa by Moody’s Investors Service, Inc. ( ”Moody’s” ), or will be unrated securities that the Manager determines are of comparable quality.

US high yield fixed income — The Fund will invest its assets that are allocated to the domestic high yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Fund may invest in domestic corporate debt obligations, including notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds, and pay-in-kind securities ( ”PIKs” ). The Fund will invest in both rated and unrated bonds. The rated bonds that the Fund may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody’s, or similarly rated by another NRSRO. Unrated bonds may be more speculative in nature than rated bonds.

International developed markets fixed income — The international developed markets fixed income sector invests primarily in fixed income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in international developed markets. These fixed income securities may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities.

Emerging markets fixed income — The Fund may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries. Fixed income securities in the emerging markets fixed income sector may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities.

Other strategies

The Fund may use leverage by borrowing through its line of credit. The Fund reserves the right, if the Manager believes that market conditions are appropriate, to use leverage to the extent permitted by the 1940 Act requirements. The Fund also may borrow money as a temporary

Other Fund information (Unaudited)
Delaware Enhanced Global Dividend and Income Fund

Other strategies (continued)

measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities. The Fund may use a variety of additional strategies that would be viewed as potentially adding leverage to the portfolio. These include the sale of credit default swap (CDS) contracts and the use of other derivatives instruments and reverse repurchase agreements.

The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivatives transactions, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps, and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuer or issuers of its holdings (i.e., to reduce risk when the Fund owns or has exposure to such securities). The Fund also might use CDS contracts to create or vary exposure to securities or markets. The aggregate notional amount (typically, the principal amount of the reference security or securities) of the Fund’s investments in the CDS contracts will be limited to 15% of its total net assets. The Fund may also use swaps, financial futures contracts, options on financial futures, or options based on either an index of long-term securities or on equity securities whose prices, in the opinion of the Manager, correlate with the prices of the Fund’s investments.

The Fund may also invest in collateralized mortgage obligations and real estate mortgage investment conduits; bank loans (rated below investment grade); Brady Bonds; other investment companies, including open-end, closed-end, or unregistered investment companies; master limited partnerships; repurchase agreements; privately-placed debt and other securities whose resale is restricted under applicable securities laws, restricted securities, including securities eligible for resale without registration pursuant to Rule 144A under the 1933 Act; short-term investments (including time deposits, certificates of deposit and bankers’ acceptances issued by a US commercial bank; commercial paper and short-term corporate obligations with the highest quality rating by a NRSRO or, if not so rated, of comparable quality as determined by the Manager; US government securities; and repurchase agreements collateralized by securities); options on foreign currencies; forward foreign currency contracts; relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average; securities on a when-issued or delayed-delivery basis.

The Fund may invest in other investment companies which can include open-end funds, closed-end funds, unit investment trusts and business development companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto.

The Fund may invest up to 10% of the value of its net assets in illiquid securities.

In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Fund’s investment objective. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective. Further, the Fund is authorized to borrow up to 5% of its total assets for temporary defensive purposes such as the clearance of portfolio transactions, the payment of dividends or in connection with tender offers or shares repurchases.

The Fund may from time to time engage in short sales of securities, for investment or for hedging purposes. The Fund may also sell short individual stocks that the Fund expects to underperform other stocks which the Fund holds. For hedging purposes, the Fund may purchase or sell short futures contracts on global equity indexes. In addition, the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other securities transactions. The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Fund. For additional information regarding Securities Lending, see Note 10 in “Notes to financial statements.”

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) serves as sub-advisor to the Fund’s investment manager and provides asset allocation services. MIMAK has primary day-to-day responsibility for managing the Fund, and may allocate assets to its affiliate, Macquarie Investment Management Global Limited (MIMGL), to invest in real estate investment trust securities and other equity asset classes to which MIMAK may allocate assets. In addition, MIMAK may seek investment advice and recommendations relating to fixed income securities from the Manager’s affiliates: Macquarie Investment Management Europe Limited (MIMEL) and MIMGL. MIMAK may also permit MIMGL, and

Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute Fund equity security trades on behalf of MIMAK. MIMAK may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where MIMAK believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and MIMAK may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any closed-end fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Net asset value discount risk — The risk that a closed-end investment company will trade at a discount from its net asset value (NAV).

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner. For a further discussion of credit and market risks, see Note 11 in “Notes to financial statements.”

Equity risk — The risk that stocks and other equity securities generally fluctuate in value more than bonds.

Issuer risk — The risk that the value of an issuer’s securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them. Where registration is required to sell a security, a fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Trustees of the fund.

High yield risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Other Fund information (Unaudited)
Delaware Enhanced Global Dividend and Income Fund

What are the principal risks of investing in the Fund? (continued)

Leveraging risk — The risk that certain fund transactions using leveraging techniques may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to a fund. Leveraging techniques, such as borrowing, will pose certain risks for shareholders, including the possibility of higher volatility of both the NAV and market value of the shares. There can be no assurance that a fund would be able to realize a higher net return on its investment portfolio than the then current dividend interest rate on any senior securities. In such event, the fund leveraged capital structure would result in a lower yield to the shareholders than if the fund were not leveraged. Accordingly, the effect of leverage in a declining market is likely to be a greater decline in the NAV of shares than if a fund were not leveraged, which may be reflected in a greater decline in the market price of the shares.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statutes in non-US countries and/or to maintain exemptions from the Investment Company Act of 1940, as amended.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Counterparty risk — The risk that a counterparty to a derivatives contract (such as a swap, futures, or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Call options risk — The risk of potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used. By writing covered call options, the fund will not benefit from any potential increases in the value of a fund asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may expose a fund to additional costs. Derivatives may be difficult to sell, unwind or value.

Loans and other indebtedness risk — The risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A fund’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade settlement periods. In addition, certain loans in which a fund invests may not be considered securities. A fund therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Forward foreign currency risk — The use of forward foreign currency contracts may substantially change a fund’s exposure to currency exchange rates and could result in losses to a fund if currencies do not perform as the portfolio manager expects. The use of these investments as a hedging technique to reduce a fund’s exposure to currency risks may also reduce its ability to benefit from favorable changes in currency exchange rates.

Lower rated convertible securities and preferred stock risk — The risk that lower rated convertible securities and preferred stock are subject to a more limited and less liquid secondary trading market, greater price volatility, and reduced creditworthiness of issuers. The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of pricing its portfolio and calculating its NAV. Lower quality convertible securities and preferred stocks may have speculative elements or characteristics; their future cannot be considered as well assured and earnings and asset protection may be moderate or poor in comparison to investment grade securities. In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments.

Securities lending risk — The risk that in a securities lending transaction, the borrower would fail financially at a time when the value of the security increases. In addition, should the borrower become insolvent, a fund could be faced with loss of rights in the collateral. For additional discussion on Securities lending risk, see Note 10 in “Notes to financial statements.”

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Enhanced Global Dividend and Income Fund, Inc. at a meeting held August 10-12, 2021

At a meeting held on August 10-12, 2021 (the “Annual Meeting”), the Board of Directors (the “Board”), including a majority of disinterested or independent Directors, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware Enhanced Global Dividend and Income Fund, Inc. (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Funds Management Hong Kong Limited (“MFMHK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Asset Management”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund, economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Directors in May 2021, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Directors reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Directors. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory and sub-advisory agreements, as applicable, the Independent Directors received assistance and advice from and met separately with independent legal counsel to the Independent Directors and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC (“Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds by Macquarie® (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Other Fund information (Unaudited)
Delaware Enhanced Global Dividend and Income Fund

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Enhanced Global Dividend and Income Fund, Inc. at a meeting held August 10-12, 2021 (continued)

Nature, extent, and quality of services. The Board considered the services provided by MIMGL, MFMHK, MIMEL, and MIMAK to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of MIMGL, MFMHK, MIMEL, and MIMAK personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMGL, MFMHK, MIMEL, and MIMAK and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMGL, MFMHK, MIMEL, and MIMAK.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its shares in comparison to a group of similar funds (the “Performance Universe”). A fund with the highest performance ranked first, and a fund with the lowest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended December 31, 2020. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all leveraged closed–end global funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year periods was in the third quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the performance attribution included in the meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve comparative Fund performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar closed-end funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Board’s objective is for each Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered the limited number of funds in the Expense Group. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits, if any, realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Directors discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Directors were also given available information on profits being realized by each of MIMGL, MFMHK, MIMEL, and MIMAK in relation to the services being provided to the Fund and in relation to the respective sub-adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by each sub-adviser in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. As a closed-end fund, the Fund does not issue shares on a continuous basis. Fund assets, therefore, increase primarily as a result of the increase in value of the underlying securities in the Fund. Accordingly, the Board determined that the Fund was not likely to experience significant economies of scale due to asset growth and, therefore, a fee schedule with breakpoints to pass the benefit of economies of scale on to shareholders was not likely to provide the intended effect.

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

A fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Investment	150	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	(January 2019–Present)		Relationship Trust, and
19106-2354		Trustee since	Head of Americas of		UBS Funds
February 1970		September 2015	Macquarie Group		(May 2010–April 2015)
(December 2017–Present)
Deputy Global Head of Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment Management
Americas
(2015–2017)

Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook Capital	150	None
610 Market Street			Management, LLC (financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	150	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	150	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	150	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

H. Jeffrey Dobbs	Trustee	Since April 2021	Global Sector Chairman, Industrial	150	Director, Valparaiso
610 Market Street			Manufacturing, KPMG LLP		University
Philadelphia, PA			(2010–2015)		(2012–Present)
19106-2354					Director, TechAccel LLC
May 1955					(2015–Present) (Tech
R&D)
Board Member, Kansas
City Repertory Theatre
(2015–Present)
Board Member,
PatientsVoices, Inc.
(healthcare)
(2018–Present)
Kansas City Campus for
Animal Care
(2018–Present)
Director, National
Association of
Manufacturers
(2010–2015)
Director, The Children’s
Center
(2003-2015)
Director, Metropolitan
Affairs Coalition
(2003–2015)
Director, Michigan
Roundtable for Diversity
and Inclusion
(2003–2015)
Trustee, Ivy Funds
Complex
(2019–2021)

John A. Fry	Trustee	Since January 2001	President — Drexel University	150	Director; Compensation
610 Market Street			(August 2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College		Governance Committee
19106-2354			(July 2002–June 2010)		Member — Community
}May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director, Audit and
Compensation Committee
Member — vTv
Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph Harroz, Jr.	Trustee	Since April 2021	President (2020–Present), Interim President	150	Director, OU Medicine, Inc
610 Market Street			(2019–2020), Vice President (2010–2019) and		(2020–Present)
Philadelphia, PA			Dean, College of Law (2010–2019), University		Director and Shareholder,
19106-2354			of Oklahoma; Managing Member, Harroz		Valliance Bank
January 1967			Investments, LLC, (commercial enterprises)		(2007–Present)
			(1998–2019); Managing Member, St. Clair, LLC		Director, Foundation
			(commercial enterprises) (2019–Present)		Healthcare (formerly
Graymark HealthCare)
(2008–2017)
Trustee, the Mewbourne
Family Support
Organization (2006–-
Present) (non-profit)
Independent Director, LSQ
Manager, Inc. (real estate)
(2007–2016)
Director, Oklahoma
Foundation for Excellence
(non-profit)
(2008–Present)
Trustee, Ivy Funds
Complex (1998–2021)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Sandra A.J. Lawrence	Trustee	Since April 2021	Chief Administrative Officer, Children’s Mercy	150	Director, Hall Family
610 Market Street			Hospitals and Clinics (2016–2019); CFO,		Foundation
Philadelphia, PA			Children’s Mercy Hospitals and Clinics (2005–		(1993–Present)
19106-2354			2016)		Director, Westar Energy
September 1957					(utility) (2004–2018)
Trustee, Nelson-Atkins
Museum of Art (non-
profit) (2021–Present)
(2007–2020)
Director, Turn the Page KC
(non-profit) (2012–2016)
Director, Kansas
Metropolitan Business and
Healthcare Coalition (non-
profit) (2017–2019)
Director, National
Association of Corporate
Directors (non-profit)
National Board (2022-
Present); Regional Board
(2017–2021)
Director, American Shared
Hospital Services (medical
device) (2017–2021)
Director, Evergy, Inc.,
Kansas City Power & Light
Company, KCP&L Greater
Missouri Operations
Company, Westar Energy,
Inc. and Kansas Gas and
Electric Company (related
utility companies)
(2018–Present)
Director, Stowers
(research) (2018)
Co-Chair, Women
Corporate Directors
(director education)
(2018–2020)
Trustee, Ivy Funds
Complex (2019–2021)
Director, Brixmor Property
Group Inc. (2021–Present)
Director, Sera
Prognostics Inc.
(biotechnology)
(2021–Present)
Director, Recology
(resource recovery) (2021–
Present)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Frances A.	Trustee	Since September 2011	Private Investor	150	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair —
610 Market Street			Chief Executive Officer — Banco Itaú		Camden Property Trust
Philadelphia, PA			International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Audit
January 1956			Executive Advisor to Dean (August 2011–		and Compensation
			March 2012) and Interim Dean		Committee Member —
			(January 2011–July 2011) — University of		Callon Petroleum
			Miami School of Business Administration		Company
			President — U.S. Trust, Bank of America		(December 2019–Present)
			Private Wealth Management (Private Banking)		Director — New Senior
			(July 2007-December 2008)		Investment Group Inc.
(January 2021–September
2021)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman — PNC	150	Director — HSBC North
610 Market Street			Financial Services Group		America Holdings Inc.
Philadelphia, PA			(2010–April 2013)		(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and	150	Director; Finance
610 Market Street			President — Gore Creek Capital, Ltd.		Committee and Audit
Philadelphia, PA			(August 2009–Present)		Committee Member —
19106-2354					H&R Block Corporation
August 1959					(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–October
2021), The Merger Fund
VL (2013–October 2021);
WCM Alternatives: Event-
Driven Fund (2013–
October 2021), and WCM
Alternatives: Credit Event
Fund (December 2017–
October 2021)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer (January 2006–	150	Director; Personnel and
610 Market Street			July 2012), Vice President — Mergers &		Compensation Committee
Philadelphia, PA			Acquisitions		Chair; Member of
19106-2354			(January 2003–January 2006), and Vice		Nominating, Investments,
July 1948			President and Treasurer		and Audit Committees for
			(July 1995–January 2003) — 3M Company		various periods
throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in various	150	None[3]
610 Market Street	General Counsel, and	since May 2013; General	capacities at different times at Macquarie
Philadelphia, PA	Secretary	Counsel since May 2015;	Investment Management.
19106-2354		Secretary since October
December 1963		2005

Daniel V. Geatens	Senior Vice President and	Senior Vice President and	Daniel V. Geatens has served in various	150	None[3]
610 Market Street	Treasurer	Treasurer since October	capacities at different times at Macquarie
Philadelphia, PA		2007	Investment Management.
19106-2354
October 1972

Richard Salus	Senior Vice President and	Senior Vice President and	Richard Salus has served in various capacities	150	None
610 Market Street	Chief Financial Officer	Chief Financial Officer	at different times at Macquarie Investment
Philadelphia, PA		since November 2006	Management.
19106-2354
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s investment manager.
[3]	David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Fund.

About the organization

This annual report is for the information of Delaware Enhanced Global Dividend and Income Fund shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices. The Fund may purchase up to 10% of its outstanding shares.

Board of directors/trustees

Shawn K. Lytle
President and
Chief Executive Officer
Delaware Funds by Macquarie®
Philadelphia, PA

Jerome D. Abernathy
Managing Member
Stonebrook Capital Management, LLC
Jersey City, NJ

Thomas L. Bennett
Chairman of the Board
Delaware Funds by Macquarie
Private Investor
Rosemont, PA

Ann D. Borowiec
Former Chief Executive Officer
Private Wealth Management
J.P. Morgan Chase & Co.
New York, NY

Joseph W. Chow
Former Executive Vice President
State Street Corporation
Boston, MA

H. Jeffrey Dobbs+
Former Global Chairman
of Industrial Manufacturing
KPMG LLP
Detroit, MI

John A. Fry+
President
Drexel University
Philadelphia, PA

Joseph Harroz, Jr.
President
University of Oklahoma
Norman, OK

Sandra A.J. Lawrence+
Former Chief Administrative Officer
Children’s Mercy Hospitals and Clinics
Kansas City, MO

+Audit Committee member

Frances A. Sevilla-Sacasa+
Former Chief Executive Officer
Banco Itaú International
Miami, FL

Thomas K. Whitford+
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA

Christianna Wood
Chief Executive Officer and President
Gore Creek Capital, Ltd.
Golden, CO

Janet L. Yeomans
Former Vice President and Treasurer
3M Company
St. Paul, MN

Affiliated officers

David F. Connor
Senior Vice President,
General Counsel, and Secretary
Delaware Funds by Macquarie
Philadelphia, PA

Daniel V. Geatens
Senior Vice President and Treasurer
Delaware Funds by Macquarie
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Funds by Macquarie
Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/closed-end. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference

Room may be obtained by calling 800 SEC-0330. Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Investment manager
Delaware Management Company, a series of Macquarie Investment Management
Business Trust (MIMBT)
Philadelphia, PA

Principal office of the Fund
610 Market Street
Philadelphia, PA 19106-2354

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Registrar and stock transfer agent
Computershare, Inc.
480 Washington Blvd.
Jersey City, NJ 07310
866 437-0252
computershare.com/investor

Website
delawarefunds.com/closed-end

Your reinvestment options
Delaware Enhanced Global Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to change your reinvestment option, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the phone number above for more information.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

John A. Fry
Thomas K. Whitford, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $33,363 for the fiscal year ended November 30, 2021.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $37,070 for the fiscal year ended November 30, 2020.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2021.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,134,001 for the registrant’s fiscal year ended November 30, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2020.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $903,282 for the registrant’s fiscal year ended November 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $8,434 for the fiscal year ended November 30, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2021.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $9,371 for the fiscal year ended November 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2020.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2021.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2020.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,044,000 and $8,455,000 for the registrant’s fiscal years ended November 30, 2021 and November 30, 2020, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are H. Jeffrey Dobbs, John A. Fry, Sandra A.J. Lawrence, Frances A. Sevilla-Sacasa, and Thomas K. Whitford.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has formally delegated to its investment adviser, Delaware Management Company, a series of Macquarie Investment Management Business Trust (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser and any Macquarie affiliates advising the registrant will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with proxy advisory firms to analyze proxy statements on behalf of the registrant and other Adviser clients and provide the Adviser with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing the proxy advisory firm’s services. If a proxy has been voted for the registrant, the proxy advisory firm will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12- month period ended June 30 is available without charge (i) through the registrant’s website at http://delawarefunds.com/proxy; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

When determining whether to invest in a particular company, one of the factors the Adviser may consider is the quality and depth of the company’s management. As a result, the Adviser believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, the Adviser’s votes are cast in accordance with the recommendations of the company’s management. However, the Adviser may vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote reincorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which the Adviser receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by the Adviser’s portfolio management teams when voting proxies after reviewing the proxy and research provided by the proxy advisory firm should in most instances adequately address any potential conflicts of interest. If the Adviser becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with the proxy advisory firm’s recommendation pursuant to our Procedures, then no further action is needed to be taken by the Committee. If the Adviser’s portfolio management team is considering voting a proxy contrary to the proxy advisory firm’s research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between the Adviser and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with the proxy advisory firm’s research recommendation or abstain from voting.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the annual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each Fund manager is primarily responsible as of November 30, 2021. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

				Total Assets in
			No. of Accounts with	Accounts with
	No. of	Total Assets	Performance-	Performance-
	Accounts	Managed	Based Fees	Based Fees
Åsa Annerstedt
Registered Investment
Companies	7	$2.1 billion	0	$0
Other Pooled Investment
Vehicles	7	$2.7 billion	0	$0
Other Accounts	10	$3.1 billion	0	$0
Adam H. Brown
Registered Investment
Companies	8	$1.6 billion	0	$0
Other Pooled Investment
Vehicles	3	$473.1	0	$0
Other Accounts	6	$1.1 billion	0	$0
Liu-Er Chen
Registered Investment
Companies	6	$8.5 billion	0	$0
Other Pooled Investment
Vehicles	2	$513.1	0	$0
Other Accounts	3	$1.0 billion	0	$0
Chris Gowlland
Registered Investment
Companies	8	$2.5 billion	0	$0
Other Pooled Investment
Vehicles	0	$0	0	$0
Other Accounts	3	$1.0 billion	0	$0
Jens Hansen
Registered Investment
Companies	7	$2.1 billion	0	$0
Other Pooled Investment
Vehicles	7	$2.7 billion	0	$0
Other Accounts	10	$3.1 billion	0	$0
Allan Saustrup Jensen
Registered Investment
Companies	7	$2.1 billion	0	$0
Other Pooled Investment
Vehicles	7	$2.7 billion	0	$0
Other Accounts	10	$3.1 billion	0	$0

Claus Juul
Registered Investment
Companies	7	$2.1 billion	0	$0
Other Pooled Investment
Vehicles	7	$2.7 billion	0	$0
Other Accounts	10	$3.1 billion	0	$0
Nikhil G. Lalvani
Registered Investment
Companies	5	$11.1 billion	0	$0
Other Pooled Investment
Vehicles	4	$906.1 million	0	$0
Other Accounts	26	$5.1 billion	0	$0
John P. McCarthy
Registered Investment
Companies	7	$1.6 billion	0	$0
Other Pooled Investment
Vehicles	2	$460.1 million	0	$0
Other Accounts	6	$1.1 billion	0	$0
Klaus Petersen
Registered Investment
Companies	7	$2.1 billion	0	$0
Other Pooled Investment
Vehicles	7	$2.7 billion	0	$0
Other Accounts	10	$3.1 billion	0	$0
Stefan Löwenthal
Registered Investment
Companies	32	$11.3 billion	0	$0
Other Pooled Investment
Vehicles	46	$2.6 billion	0	$0
Other Accounts	15	$1.6 billion	0	$0
Juergen Wurzer
Registered Investment	8	$1.7 billion	0	$0
Companies
Other Pooled Investment	44	$1.9 billion	0	$0
Vehicles
Other Accounts	17	$1.7 billion	0	$0
Michael Wildstein
Registered Investment
Companies	7	$3.7 billion	0	$0
Other Pooled Investment
Vehicles	9	$1.2 billion	0	$0
Other Accounts	11	$10.4 billion	1	$478.6 million
Benjamin Leung
Registered Investment
Companies	9	$5.0 billion	0	$0
Other Pooled Investment
Vehicles	44	$8.8 billion	11	$3.9 billion
Other Accounts	15	$19.4 billion	3	$445.9 million
Scot Thompson
Registered Investment
Companies	9	$5.0 billion	0	$0
Other Pooled Investment
Vehicles	44	$8.8 billion	11	$3.9 billion
Other Accounts	15	$19.4 billion	3	$445.9 million

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Adviser has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Some of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio’s manager’s compensation consists of the following:

Base Salary – Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus – (Mr. Lalvani only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5- year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Gowlland only) Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in March/April and takes effect from April 1 of that year. Aggregate staff profit share is linked to Macquarie Group’s profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding and risk. Macquarie Group operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. It is currently proposed that the retained amounts will be invested in the MEREP subject to shareholder approval of the plan. The increased use of equity for employee remuneration will enhance the alignment between the interests of staff and shareholders as well as Macquarie Group’s ability to attract and retain high quality staff. Compensation is not directly based on the pre or post tax performance of the Fund over a certain period. However, performance of the Fund may be one factor taken into account in determining compensation.

(Messrs. Hansen, Petersen, Jensen and Juul and Ms. Annerstedt only) Fixed remuneration is determined by the individual’s skills, contribution to MGL’s success and competitor analysis to attract and retain the highest caliber staff. Performance based remuneration is in the form of profit share which is discretionary in nature and truly variable. Performance-based profit share is allocated to Macquarie Group Limited (MGL) businesses and, in turn, to individuals based on performance. Performance is primarily assessed based on relative contribution to profits while taking into account capital usage and risk management. This results in businesses and individuals being motivated to increase earnings and to use shareholder funds efficiently, consistent with prudent risk-taking. The Global Equity team is a separate profit center within MGL and they receive a portion of the profits generated by the Global Equity Business. Performance assessment and profit share split is a function of many aspects; these are listed below in decreasing order of significance:

●	Profitability of the funds managed. As revenue is generated from both the management fees, profitability is a function of the assets under management;

●	Performance of equity funds excess to benchmark and relative to peers over 1, 3, and 5 years;

●	Research quality and efficiency;

●	Product development initiative; and

●	Overall business unit profitability.

In addition, other qualitative measures are used in assessing individual performance, such as: how business is done, governance and compliance, long-term sustainability, people leadership, and adherence to MGL’s goals and values. Staff are motivated to work co-operatively given that their profit share will reflect MGL’s overall performance, the relative performance of their business and their individual contribution. MGL endorses profit share retention whereby a proportion is retained and notionally invested in underlying assets/funds the individual is responsible for to align employees’ interests with those of the wider business.

(Mr. Chen only) The portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Messrs. Löwenthal and Wurzer only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors generally having the largest share. Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Messrs. Leung and Thompson only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Messrs. Brown, McCarthy and Wildstein only) An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Broadridge or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Asset Management and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Macquarie Asset Management Public Investments Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Asset Management Public Investments Notional Investment Plan - A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within MAM Funds pursuant to the terms of the Macquarie Asset Management Public Investments Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan - A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

As of November 30, 2021, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)

			Total Number of	Maximum Number (or
			Shares Purchased	Approximate Dollar
		Average	as Part of	Value) of Shares that
	Total Number of	Price	Publicly	May Yet Be Purchased
	Shares	Paid per	Announced Plans	Under the Plans or
Period	Purchased(1)	Share	or Program	Programs
Month #1 (6/1/2021 - 6/30/2021)	0	-	0	11,887,335.6820
Month #2 (7/1/2021 - 7/31/2021)	0	$11.05	594,367	11,292,968.6820
Month #3 (8/1/2021 - 8/31/2021)	0	-	0	11,292,968.6820
Month #4 (9/1/2021 - 9/30/2021)	0	-	0	11,292,968.6820
Month #5 (10/1/2021 - 10/31/2021)	0	-	0	11,292,968.6820
Month #6 (11/1/2021 - 11/30/2021)	63,302	$10.13	0	11,229,666.6820
Total	63,302	$10.59	594,367	11,229,666.6820

1.

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective May 27, 2021, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 5% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated February 3, 2009, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 4, 2022

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 4, 2022